Item 1: Outside Cover Page

As filed with the U.S. Securities and Exchange Commission on March 8, 2022

Securities Act File No. 333-____________

Investment Company Act File No. 811-____________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

	☒	Pre-effective Amendment No. 2
	☐	Post-effective Amendment No. ______
and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

	☒	Amendment No. 2

ENTORO GRAY SWAN FUND

(Exact name of Registrant as specified in Charter)

Sponsored by the Entoro Investments, LLC

333 W. Loop N. Freeway, Suite 333
Houston, TX 77024
(Address of Principal Executive Offices)

(713) 823-2900
(Registrant’s Telephone Number, including Area Code)

Copies to:

[●]

[●]

[●]

[●]

[●]

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☒ Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective:

☒ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)(2)
Shares of beneficial interest, no par value	10,000,000	$10.00	$100,000,000	$12,980.00

(1) Estimated solely for purposes of calculating the registration fee pursuant to this Registration Statement as required by Rule 457(o) under the Securities Act.

(2) Entoro Gray Swan Fund (the “Fund”) has previously paid $12,980.00 with respect to $100,000,000 aggregate initial offering price of securities previously registered and remaining unissued under the Registration Statement on Form N-2 (333-238462 and 811-23571) on May 18, 2020. Pursuant to Rule 457(p), such unutilized filing fees are being applied to offset the filing fee payable pursuant to this Registration Statement.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated March 8, 2022

PART A: PROSPECTUS

Item 2: Cover Pages; Other Offering Information

Prospectus

ENTORO GRAY SWAN FUND

SHARES OF BENEFICIAL INTEREST

This Prospectus sets forth concisely information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. The Fund has filed with the Securities and Exchange Commission (the “SEC”) a Statement of Additional Information (the “SAI”), dated March 8, 2022, as may be amended, supplemented or restated from time to time, containing additional information about the Fund. The SAI is incorporated by reference into, and is legally considered part of, this prospectus. The Table of Contents of the SAI appears in Appendix A of this Prospectus. The SAI is available upon oral or written request and without charge. You may request a copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling (713) 823-2900, by visiting the Fund’s website at www.entoroinvestments.com or by writing the Fund at 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024. The SAI, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund.

Investment Adviser

Entoro Investments, LLC

	Price to Public	Maximum Sales Load	Proceeds to the Fund
Per Class A Share	Current NAV, plus Sales Load	5.00%	Amount invested at NAV, less sales load
Total	$100,000,000		Up to $100,000,000

1.	Shares will be sold on a continuous basis at a price equal to their current NAV per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund, plus, for Class A Shares, the applicable sales load. See “Plan of Distribution.”

2.	The Maximum Sales Load is 5.00%, for purchases under $100,000; 4.00%, for purchases of $100,000 to $250,000; 3.00%, for purchases of $250,000 to under $500,000; 2.00%, for $500,000 to $1,000,000; and 0.50%, for purchases of $1,000,000 and greater.

3.	Total Proceeds to the Fund assume the sale of all Share registered under this registration statement.

The shares have no history of public trading. If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may trade at a discount from their NAV per share and initial offering prices. An investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than liquidity provided through the Fund’s repurchase policy.

An investor will pay and offering expenses of up to 0.5% on the amounts it invests. If you pay the maximum aggregate 0.5% for offering expenses, you must experience a total return on your net investment of 0.5% in order to recover these expenses.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors,” beginning on page 12 to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

It is our intention that no paper copies of the Fund’s annual and semi-annual shareholder reports will be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website www.entoroinvestments.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct shareholder, by following the instructions included with paper Fund documents that have been mailed to you.

You may also elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct shareholder, by following the instructions included with paper Fund documents. Your election to receive reports in paper form will apply to all funds held with the fund complex or your financial intermediary.

1

2

PROSPECTUS SUMMARY

The Fund. Entoro Gray Swan Fund (the “Fund”) is a non-diversified, closed-end investment company that continuously offers its shares (“Shares”). Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investment Objective. The Fund’s investment objective is to generate attractive, risk-adjusted returns with an emphasis on long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund will make repurchase offers in the months of March, June, September, and December and expects to make its initial repurchase offer after two full quarters upon commencement of operation. See “Principal Risks of the Fund—Repurchase Offers Risk.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	The Fund has no operating history. There is not expected to be any secondary trading market in the Shares.

●	Unlike an investor in many closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

●	If a Shareholder is able to sell its Shares outside the quarterly repurchase process, the Shareholder likely will receive less than their purchase price and the then current NAV per Share.

●	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% per quarter).

●	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses .

	Price to Public	Maximum Sales Load	Proceeds to the Fund
Per Class A Share	Current NAV, plus Sales Load	5.00%	Amount invested at NAV, less sales load
Total	$100,000,000		Up to $100,000,000

Shares will be sold on a continuous basis at a price equal to their current NAV per Share as of the date that the request to purchase shares is received and accepted by or on behalf of the Fund, plus, for Class A Shares, the applicable sales load. See “Plan of Distribution.”

The Maximum Sales Load is 5.00%, for purchases under $100,000; 4.00%, for purchases of $100,000 to $250,000; 3.00%, for purchases of $250,000 to under $500,000; 2.00%, for $500,000 to $1,000,000; and 0.50%, for purchases of $1,000,000 and greater.

Total Proceeds to the Fund assume the sale of all Share registered under this registration statement.

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investment Adviser. The investment adviser to the Fund is Entoro Investments, LLC, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the terms of an investment advisory agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general supervision of the Fund’s Board of Trustees (“Board”) and is responsible for the day-to-day investment management of the Fund.

Securities Offered. The Fund will engage in a continuous offering of Shares. The Fund has registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and its Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The Fund is offering to sell, through its principal underwriter, [●], LLC or other underwriters from time to time (the “Distributor”), under the terms of this Prospectus, unlimited shares of beneficial interest, at the net asset value (“NAV”) per share. The Fund’s Shares are being offered initially at an offering price equal to NAV per Share, and thereafter on a continuous basis at net asset value (“NAV”) per Share.

1 Generally, the stated minimum initial investment by an investor in the Fund for Shares is $1,000, which stated minimum may be reduced for certain investors pursuant to the purchase terms (“Purchase Terms”) in the Fund’s plan of distribution (the “Plan of Distribution”). The Shares are not subject to a sales load. The Fund is offering an unlimited number of shares of beneficial interest on a continuous basis.

2 The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of investment operations are $[●] or $[●] per share. See “Fund Expenses.” Entoro Investments, LLC (“Entoro Investments” or “Adviser”) will incur the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares. Pursuant to an expense reimbursement agreement (the “Expense Reimbursement Agreement”) between the Fund and the Adviser, the Fund will be obligated to reimburse the Adviser for any such payments within two years of the Adviser incurring such expenses.

3

Item 3: Summary of Fees and Expenses

The following table illustrates the aggregate fees and expenses that the Fund expects to incur, and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Expenses” are estimated based on projected amounts for the Fund’s first full year of operations and assume that the Fund will incur leverage in an amount equal to [●]% of the Fund’s total assets (as determined immediately after the leverage is incurred).

Annual Fund Operating Expenses(1)
Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)(2)	5.00%
Contingent Deferred Sales Charge(3)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees(4)	1.75%
Other Expenses(5)
Shareholder Servicing Expenses(6)	0.00%
Distribution Fee(7)	0.50%
Remaining Other Expenses(8)	[%	]
Acquired Fund Fees and Expenses(9)	0.01-1.00%
Total Annual Expenses(10)	[ %	]

(1)	The amounts presented in the table estimates the amounts the Fund expects to pay during its first 12 months of operation. The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an investor in the Fund.

(2)	Investors purchasing shares may be charged a sales load of up to 5.00% of the investment amount by unaffiliated distributors and 5.00% of the investment amount by affiliated distributors, including the Sponsor. The table assumes the maximum sales load is charged. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(3)	Shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.

(4)	The Management Fee paid by the Fund is calculated at the annual rate of 1.75% of the average daily value of the Fund’s average daily NAV.

(5)	Amounts assumes that the Fund sells $[●] worth of shares during the Fund’s first twelve months and that the Fund’s net offering proceeds from such sales equal $[●]. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of interests the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the following twelve months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $[●] worth of shares during the following twelve months.

(6)	The Fund may charge a shareholder servicing fee of up to 0.00% per year. The Fund may use this fee to compensate financial intermediaries or financial institutions for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund may reasonably request. For more information regarding Shareholder Servicing Expenses, see “Plan of Distribution.”

(7)	Shareholders may pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.50% of the average daily net assets attributable to Shares and is payable on a monthly basis. See “Plan of Distribution.”

(8)	Other expenses include accounting, legal and auditing fees of the Fund, organizational and offering costs, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Independent Trustees.

(9)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, this range may not agree with the Fund’s financial highlights. The indirect fees and expenses of the exchange traded funds in which the Fund plans to invest typically range from 0.18% to 1.00% on an annual basis and include management fees, administration fees and professional and other direct, fixed fees and expenses of the exchange traded funds. The Fund will only incur Acquired Fund Fees and Expenses in connection with certain investments. The actual amount of such fees and expenses will vary depending on the specific investment mix of the Fund.

(10)	Total Annual Expenses does not include the Acquired Fund Fees and Expenses.

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses and leverage would remain at the percentage levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a ●% annual return:	[$●]	[$●]	[$●]	[$●]

An investor would pay the following expenses on a $1,000 investment, assuming a ●% annual return:

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a [●%] annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than [●%]. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee”.

Item 4: Financial Highlights

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

4

Item 5: Plan for Distribution

The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor may enter into agreements with select financial intermediaries for the sale and servicing of the Fund’s Shares (each an “Intermediary”). The Fund is deemed to have received an order when the Transfer Agent, the Distributor or an Intermediary, receives the order in good order. The Shares will be offered at NAV per share calculated each regular business day. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

[●] is distributor of the Shares pursuant to a distribution agreement with the Fund. The Distributor, located at [●] United States, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Fund and participates in the distribution of non-Fund managed products. The Distributor acts as the distributor of shares for the Fund on a reasonable efforts basis, subject to various conditions, pursuant to the terms of the distribution agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. Pursuant to the distribution agreement with the Distributor, the Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act.

Shares of the Fund will be continuously offered through the Distributor. The price the Fund shall receive for any Shares purchased by investors shall be the net asset value used in determining the offering price applicable to the sale of such Shares, as calculated in the manner set forth in this Registration Statement.

The Fund will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part. As an interval fund, no market exists for the Shares and none is expected. The shares will not be listed for trading on any securities exchange.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent or an Intermediary if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, the Transfer Agent or an Intermediary receives all required information. Once the Fund accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

An Intermediary may hold shares in an omnibus account in the Intermediary’s name or the Intermediary may maintain individual ownership records. Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Intermediary to determine if it is subject to these arrangements. Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a financial intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business on the days the Fund calculates NAV, will be priced based on the Fund’s NAV next computed after it is received by the Intermediary.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares.

Investors may also purchase shares directly from the Fund in accordance with the instructions below. To make an initial investment in the Fund, the Fund must receive a completed account application before an investor sends funds. An account application may be obtained by calling, writing or emailing the Fund or the Transfer Agent.

By Wire

Following receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [●] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Before sending a wire, investors must contact the Fund at (713) 823-2900 or the Transfer Agent at [●] to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

5

By Telephone

Investors may purchase additional shares of the Fund by calling the Transfer Agent at [●]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Fund, or its designee, will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Transfer Agent at [●] for additional assistance when completing an application.

If the Fund, or its designee does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Involuntary Repurchases. The Fund reserves the right to redeem an account if the value of the Shares is $10,000 or less for any reason, including market fluctuations. Before the Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the Shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the repurchase is processed. As a sale of your Shares, the repurchase may have tax consequences.

In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account, without consent or other action by the shareholder.

Item 6: Selling Shareholders

N/A

Item 7: Use of Proceeds

The Fund intends to use the net proceeds from the sale of its securities pursuant to this prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this prospectus, marketing to acquire new investors and other general corporate purposes. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.

6

Item 8: General Description of the Registrant

The Fund. The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end investment company. The Fund is operated as an “interval fund” (as defined below).

The Advisor. Entoro Investments serves as the Fund’s investment adviser. Entoro Investments is registered as an investment adviser with the SEC under the Advisers Act.

Investment Objective. The Fund’s investment objective is to generate attractive, risk-adjusted returns with an emphasis on long-term capital appreciation.

Investment Opportunities & Strategies. The Fund pursues its investment objective by strategically investing in a portfolio consisting primarily of foreign and domestic securities, from both the public and private markets. Under normal circumstances, the Fund intends to invest at least 80% of its assets (net assets plus borrowings for investment purposes) in securities related, directly or indirectly, to target markets or themes such as:

i)	Non-Fungible Tokens, Fractionalized Non-Fungible Tokens, Minting Rights: The Advisor will pursue investments in private investment funds with investment strategies that will likely include investments in non-fungible tokens (“NFTs”), fractionalized NFTs, and pre-mint passes or minting rights which grant owners’ rights to freshly minted NFTs. These NFTs or minting rights can correspond to blockchain authenticated ownership in a wide variety of assets, most often digital in nature, including but not limited to visual artwork, collectibles, access to events and experiences, interests in creative works such as music videos, social media posts, photographs, digital images, and many other potential use cases. The Advisor will not attempt to select individual NFT investments, but instead will be responsible for evaluating private investment fund managers that invest in similar target markets and themes. The Advisor will not directly purchase, nor will the Fund directly own, custody or otherwise transact in cryptocurrencies or any other digital asset that is not a security compliant with US securities laws. Instead, all such investment related to these digital assets will be carried out through investment in outside private investment funds which invest in the type of digital assets discussed herein. Further details on outside fund manager selection are discussed further within the following pages.
ii)	The Metaverse, Virtual Real Estate, Gaming & Play-to-Earn Systems: As discussed above, the Advisor will seek investments related to digital assets by investing in outside private investment funds. Using this same method, the Advisor may seek to invest specifically in opportunities related to the Metaverse, Gaming, Virtual Real Estate and Play-to-Earn systems.
iii)	Digital Infrastructure Tokens, Governance Tokens, Utility Tokens, Cryptocurrencies: The Fund intends to invest in private investment funds with investment strategies that could potentially invest directly in assets related to the underlying infrastructure of the metaverse, non-fungible tokens, smart contracts, virtual and digital assets, among other related areas. These opportunities often manifest themselves in the form of cryptocurrencies or other digital tokens or assets. The underlying infrastructure may or may not correlate with the performance of assets associated with or operating within this infrastructure, but instead may have its own economic fundamentals that drive value to the upside or downside.
iv)	Decentralized Autonomous Organizations, Creator Collectives: The Fund plans to invest in private investment funds with investment strategies that potentially include investment in decentralized autonomous organizations (“DAOs”) or other Creator Collectives. While the Fund intends to primarily gain exposure to these types of investments through a private investment fund, the Fund also reserves the right to invest in ventures with similarly focused business models. These investments include securities of angel, venture capital, and private equity stage companies, the investment funds that invest in these companies, or any other private or publicly listed liquid equity or debt security.
v)	Collectibles, Fine Art, Antiquities: The Advisor will pursue investments in private investment funds that may invest directly in collectables such as fine arts or antiquities which have inherent scarcity or expectations of long-term capital appreciation. If the Fund were to gain exposure to physical assets such as these it would likely be both through a private investment fund and be owned through derivative assets such as non-fungible tokens or securities related directly or indirectly to an ownership interest in such an asset. Such assets could even include DAOs that form a collective to buy expensive one-of-a-kind assets. Risks associated with such investments are discussed further on the following pages.
vi)	Securitized Income Streams Related to Name, Image, and Likeness: The Fund intends to invest a target allocation of 5%-15% of AUM in securities linked to the financial performance of celebrities, athletes, public figures, and other individuals or collective professionals. These securities or (“NIL Contracts”) will likely be created for the purpose of each transaction and the underlying terms of each NIL Contract will differ. The types of NIL Contracts will vary widely based on access to deals, negotiation of deals, preferences of counterparties, and types of income among many other factors. For example, NIL Contracts may either be linked to fixed contracts, such as with professional athletes, or variable income streams, such as in social media influencers or artists. Each contract may be perpetual, fixed term, or some variation of a waterfall payout structure among other possibilities. These investments are not solely related to individuals, but can also relate to collectives of artists, content creators, or other income generating group. In addition, NIL Contracts may be associated directly with an isolated work or creation rather than the creator themselves. For example, the Fund may purchase the rights to the jersey sales of a famous athlete while maintaining no other exposure to the athlete’s financial success. By allocating to such a variety of NIL Contract types, the Fund expects to take an opportunistic approach to investment in NIL Contracts.

7

The Advisor intends to utilize several different types of investment vehicles in order to capitalize on opportunities related to the target markets or themes discussed above. Below is a list of potential investment vehicles the Advisor may utilize to carry out the Fund’s objective along with prospective allocations for the Fund’s assets under management:

i)	Publicly listed equity and fixed income securities: The Advisor intends to invest approximately 50%-100% of the Funds AUM in publicly listed equity and/or debt securities from companies that relate to the target markets or themes discussed previously. These securities will be in companies that may not perfectly fit the target markets and themes of the Fund, but the Advisor will seek to invest in companies which are reasonably expected to derive at least 50% of their revenue and/or income from sources sufficiently related to the target markets and themes discussed previously. The driving reason for holding such a large portion of the Fund in liquid public market securities is to ensure that there is always plenty of liquidity for potential investor redemptions. If the value of the Fund’s public securities ever drops below 40% of total asset value, the Fund will make reasonable attempts to restore the liquid public holdings to at least 50% of total asset value provided the rebalancing effort itself would not materially harm the performance of the overall fund. The relative speed of the rebalancing process will depend entirely on how the Advisor views both exit opportunities and buying opportunities within the market at the time of a proposed rebalancing effort.
ii)	Securities of private companies: The Advisor reserves the right to make direct investments in private securities of companies that fit the Fund’s target markets and themes. The Advisor will primarily focus on venture capital stage companies that have clear connections to the Fund’s target markets and themes. Direct investments in private company securities shall make up between 0%-20% of total asset value depending on the availability of quality opportunities available across each investable asset category. These private company securities could potentially be held in the form of security tokens otherwise known as digital securities or security token offerings (“STOs”).
iii)	Securities related to income sharing agreements and NIL Contracts: The Advisor intends to invest about 0%-20% of the Fund’s total assets in securities that represent direct interests in securitized income streams which can be sourced from a wide variety of sources, mostly high earning individuals including celebrities, athletes, or other public figures (both aspiring and current). The terms underlying each of these securities can vary widely between each contract. Key differences in terms include length of claim, percentage of income, source(s) of income, repurchase options, and custom waterfall payouts among other possibilities.
vii)	Securities of Private Investment Funds or Investment Companies: The Advisor intends to invest about 10%-25% of the Fund in one or more private investment funds or investment companies that will be used to carry out all strategies related to digital assets that are not SEC compliant securities. These private fund managers will be responsible for making the proper arrangements for the digital assets they manage. The Advisor will ensure all reasonable efforts are made to conduct proper due diligence on each potential digital asset fund manager. Preference will likely be granted to funds in good standing with the SEC or those making best efforts to properly mitigate risks particular to digital assets especially. Although it is not the present intention of the Advisor, due to limited options for such investments in the market, the Fund may be compelled to invest in private investment funds controlled or beneficially owned in part by the Advisor or its affiliates. Reasonable attempts have been made to avoid any conflicts of interest, nonetheless, potential conflicts of interest are discussed in further detail herewith.

The Adviser will select investments for the Fund that represent its highest-conviction investment ideas within the target markets and themes, as described above, in constructing the Fund’s portfolio. The Adviser’s process for identifying private investment funds, attractive NIL Contracts, or individual private and public company securities uses both “top down” (thematic research sizing the potential total available market and surfacing the prime beneficiaries) and “bottom up” (valuation, fundamental and quantitative measures) approaches. In both the Adviser’s “top down” and “bottom up” approaches, the Adviser evaluates environmental, social, and governance (“ESG”) considerations. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe. In its “bottom up” approach, the Adviser makes its investment decisions primarily based on its analysis of the potential of individual companies, assets, funds, or individuals, while integrating ESG considerations into that process. The Adviser’s highest-conviction investment ideas are those that it believes present the best risk-reward opportunities.

8

Under normal circumstances, substantially all of the Fund’s assets will be invested in equity securities, investment funds, and securitized NIL Contracts investable through structures such as common stocks, convertible notes, security token offerings, partnership interests, business trust shares, other equity investments or ownership interests in business enterprises and Private Funds. The Fund will invest no more than 25% of its net assets in Private Funds. The Fund’s investments will include early- to late-stage private companies and micro-, small-, medium- and large-capitalization public companies. The Fund’s investments in foreign equity securities will be in both developed and emerging markets. The Fund may invest in foreign securities (including investments in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) and securities listed on local foreign exchanges.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers.

Leverage. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements, dollar rolls and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s NAV to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

[See “Investment Objective, Opportunities and Strategies—Leverage.”]

Management Fees. Pursuant to the investment advisory agreement, dated as of [●], 2022 (the “Investment Advisory Agreement”), by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, [the Adviser is entitled to [description of fee arrangement].]

The Management Fee is calculated and payable monthly at the annual rate of [1.75%] of the average daily value of the Fund’s [Managed Assets]. [“Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.]

Administration Expenses. Pursuant to the administration agreement between [●] and the Fund, [●] performs, or administers the performance of, certain of the Fund’s required administrative services, which include, among other things, providing administrative assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, [●] coordinates the preparation and filing of the Fund’s tax returns and generally coordinates the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund.

Distributions. The Fund’s distribution policy is to make [annual] distributions to shareholders. See “Distributions.” The Board reserves the right to change the distribution policy from time to time.

Dividend Reinvestment Plan. The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Entoro Gray Swan Fund, c/o James C. Row, 333 W. Loop N. Freeway, Suite 333, Houston TX 77024. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

9

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Board of Trustees. The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees are not “interested persons” as defined in the 1940 Act, of the Trust (“Independent Trustees”). See “Management of the Fund.”

Purchases of Shares. The Fund’s Shares are offered on a daily basis . Please see “Plan of Distribution” on page 5 for purchase instructions and additional information.

The minimum initial investment for Shares is $1,000; subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum. See “Distributions — Dividend Reinvestment Plan.”

Plan of Distribution. Discussed above.

ERISA plans and other tax-exempt entities. Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, none of the Fund or the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Unlisted Closed-End Interval Fund Structure. The Fund has been organized as a continuously offered, non-diversified closed-end investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5%).

The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy.

10

Valuations. [The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets. The Fund utilizes the Fund’s NAV per Fund Share, as determined by the Fund in accordance with the methodology described in the Fund’s valuation policy, in determining the Fund’s NAV per Share. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.]

Share Repurchase Program. The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Quarterly repurchases occur in the months of [March, June, September and December]. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”), although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks — Repurchase Offers Risks.”

Summary of Taxation. The Fund intends to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. See “Distributions” and “Tax Aspects.”

Fiscal Year. For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31.

11

Reports to Shareholders. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Risk Factors.

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Risks Relating to Investment Strategies and Fund Investments

Foreign Investment Risk. Many digital assets are traded on foreign markets. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Foreign Currency Risk. Investments and transactions in investments denominated in foreign currencies subject the Fund to foreign currency risk arising from fluctuations in exchange rates between such foreign currencies and the U.S. dollar. While the Adviser may attempt to hedge the Fund’s foreign currency exposure, the Fund may not always choose to hedge such exposure, or may not be able to hedge such exposure.

Impact of Geopolitical or Economic Events. As an alternative to Fiat Currencies that are backed by central governments, digital assets are subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of digital assets either globally or locally. Large-scale sales of Digital could adversely affect your investment in the shares.

Depositary Receipts Risk. ADRs and GDRs are securities typically issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investment in depositary receipts may be less liquid than the underlying shares in their primary trading market. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States.

Equity Risk. The value of the equity securities that the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which the Fund invests. An unfavorable earnings report, negative press release, or a failure to make anticipated dividend payments by an issuer whose securities are held by the Fund may affect the value of the Fund’s investment. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments.

Special Purpose Acquisition Companies (SPACs). The Fund may invest in stocks of, warrants to purchase stock of, and other interests in SPACs or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Because SPACs and similar entities are so-called “blank check companies” and do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. An investment in a SPAC or similar entity is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

12

Foreign Securities Risk. Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain issuers located in foreign countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment.

Issuer Risk. Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in the Fund’s portfolio may cause the value of its securities to decline.

Large-Capitalization Companies Risk. Large-capitalization companies tend to go in and out of favor based on market and economic conditions. Large-capitalization companies generally are less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large capitalization companies may not rise as much as that of smaller capitalization companies.

Market Risk. The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19, a coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

13

Micro-Capitalization Companies Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. The daily share price quoted on a micro-capitalization company may not truly reflect the value of the Fund’s shareholdings on account of low realizable liquidity opportunities for relatively large shareholders. The fund may have to negotiate a block trade or PIPE for such a position to facilitate an exit, likely at a sizeable discount to the current quoted price. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning their securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.

Non-Diversified Risk. Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for the Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Small- and Medium-Capitalization Companies Risk. The Fund may invest in small- and medium capitalization companies and, therefore, will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Small- and medium-capitalization companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger capitalization companies.

Sector Risk. The Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors. Economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments.

Emerging Market Securities Risk. Investment in securities (including depositary receipts) of emerging market issuers may present risks that are greater than or different from those associated with securities of developed market issuers due to less developed and liquid markets and such factors as increased social, economic, political, regulatory, or other uncertainties. These risks include: smaller market capitalization of and less liquidity in securities markets, significant price volatility, restrictions on foreign investment and repatriation, greater social, economic and political uncertainty and instability, civil conflicts and war, more substantial governmental involvement in the economy, less governmental supervision and regulation, sanctions or other measures by the United States or other governments, higher transaction costs, unavailability of currency hedging techniques, less stringent investor protection standards, differences in accounting, auditing, financial reporting and recordkeeping standards, which may result in unavailability of material information about issuers and less developed legal systems. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. In addition, emerging markets may be particularly sensitive to future economic or political crises could lead to or exacerbate existing price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Emerging market currencies may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in emerging markets.

14

Digital Asset Risk: Digital assets are representations of value that are not issued by a government, bank or central organization. The value of digital assets is determined by the supply of and demand for such assets in the global market which consists of transactions on electronic exchanges (“Digital Asset Exchanges”). Pricing of digital assets on Digital Asset Exchanges and other venues can be volatile. Currently, there is relatively small use of digital assets in the retail and commercial marketplace in comparison to the relatively large investment in digital assets by speculators, thus contributing to price volatility that could adversely affect the Fund’s net asset value.

Financial Technology & Innovation Risk. Companies, organizations, networks, technologies, or protocols that are participating in the development of financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. These parties may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. The subject(s) may not currently derive any revenue, and there is no assurance that such subject(s) will derive any revenue from innovative technologies in the future. Additionally, subject(s) may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable.

Privately Held Company Risk. The Fund invests in privately held companies. Investments in privately held companies involve a number of significant risks, including the following:

-These companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;

-They typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

-They typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on the Fund’s portfolio company and, in turn, on us;

-There is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and the Fund may be unable to uncover all material information about these companies, which may prevent the Fund from making a fully informed investment decision and cause the Fund to lose money on its investments;

-They generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

-The Fund’s executive officers, trustees and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the Fund’s portfolio companies;

-Changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

-They may have difficulty accessing the capital markets to meet future capital needs.

Investment Opportunity Risk. The marketplaces for venture capital, NFTs, and NIL related investing has become increasingly competitive. Participation by financial intermediaries has increased, substantial amounts of funds have been dedicated to making investments in the private sector and the competition for investment opportunities is high. Some of the Fund’s potential competitors may have greater financial and personnel resources than the Fund does. There can be no assurances that the Fund will locate an adequate number of attractive investment opportunities. To the extent that the Fund encounters competition for investments, returns to the Fund’s investors may vary.

Limited Influence Risk. A significant portion of the Fund’s investments may represent minority stakes in privately held companies. In addition, during the process of exiting investments, the Fund likely to hold minority equity stakes if portfolio holdings are taken public. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund may also invest in companies for which the Fund has no right to appoint a director or otherwise exert significant influence. In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the Fund’s interests.

15

Valuation Risk. The Fund may invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its equity investments may trade on public or private secondary marketplaces, a market value for its direct investments in certain portfolio companies will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Fund will value such securities at fair value as determined in good faith in accordance with the Fund’s written valuation policy. In connection with that determination, members of the Fund’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The Fund utilizes the services of an independent valuation firm, which prepares valuations for each of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. The Board retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Fund takes into account with respect to the valuation of such non-traded investments include, as relevant and, to the extent available, the valuation of the investment as of the portfolio company’s latest funding round, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

Liquidity Risk. Although the Fund expects that some of its equity investments will trade on public or private secondary marketplaces, certain of the securities the Fund holds will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any portfolio company at the time it desires to do so and at the price it anticipates. The illiquidity of its investments, including those that are traded on private secondary marketplaces, will make it difficult for the Fund to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded its investments. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time-to-time.

Regular Realization Event Risk. The Fund does not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term with respect to the majority of the Fund’s portfolio companies, securities, or other assets. The Fund expects that its holdings of equity securities may require several years to appreciate in value, and it can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of the Fund’s Shares could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

Performance Risk. If a significant investment in one or more companies, securities, or other assets fails to perform as expected, the Fund’s financial results could be more negatively affected, and the magnitude of the loss could be more significant, than if the Fund had made smaller investments in more companies, securities, or other assets. The Fund’s financial results could be materially adversely affected if these portfolio companies, securities, or other assets or any of the Fund’s other significant portfolio companies, securities, or other assets encounter financial difficulty and fail to repay their obligations or to perform as expected.

“Follow-on” Investment Risk. Following an initial investment in a portfolio company, security, or other asset, the Fund may make additional investments in that portfolio company, security, or other asset as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment.

The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company, securities, or other assets and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because the Fund is inhibited by compliance with the desire to qualify to maintain the Fund’s status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, the Fund may be unable to complete follow-on investments in its portfolio companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

16

Interest Rate Risk. The values of the Fund’s investments in U.S. government securities, foreign government obligations and securities of supranational entities, and corporate debt obligations change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities, overall economic activity, the financial condition of issuers of debt securities in which the Fund invests and on the management of the Fund.

Leverage Risk. The Fund may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased returns, but also creates risks for the Fund’s common shareholders, including increased variability of the Fund’s net income, distributions, net asset value and/or market price of its common shares in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund’s net asset value, which will be borne entirely by the Fund’s common shareholders, and in the price at which its common shares trade in the secondary market. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of preferred shares would vote together with the holders of common shares on all matters, including the election of trustees. Additionally, holders of preferred shares would have the right separately to elect two trustees of the Fund, voting separately as a class, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness) its ability to make distributions to its common shareholders or to repurchase its shares will be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the Fund’s lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the Fund’s common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s common shareholders and result in a reduction of the net asset value of the Fund’s common shares.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause common shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to common shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to common shareholders.

17

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

-The likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

-The risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the common shareholders;

-The effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s common shares;

-When the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

-Leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund or may be subject to covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund’s ability to achieve its investment objective.

Derivatives Risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Rights and Warrants Risk. Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights and warrants do not represent an ownership interest in an issuer or carry with them dividend or voting rights with respect to the underlying securities. Investment in rights and warrants may thus be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and ceases to have value if it is not exercised prior to expiration.

Temporary Defensive Strategy Risk. When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

NIL Subject Risk. Name, image, and likeness (NIL) related investments on an individual basis are subject to several unique risks. For example, athlete based NIL royalties are subject to injury risk (if the income is tied to physical activity). Any other celebrity, artist, athlete, or other NIL investment subject is potentially at risk of physical, emotional, or reputational injury or even death which could directly, and material affect the performance of the underlying royalty income stream. In addition to injury, further risk of default or legal issues between the contract owner and the NIL subjects could also cause the underlying royalties to lose some or all of the initial investment.

Risks Related to Our Investments

Underlying Funds Risk. The Underlying Funds in which the Fund may invest are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Underlying Funds are subject to specific risks, depending on the nature of the specific Underlying Fund.

Use of Leverage by the Fund. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

18

Use of Leverage by Underlying Funds. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize financial leverage, subject to the limitations of their charters and operative documents. In the case of Private Investment Funds, such Funds are not subject to the limitations imposed by the 1940 Act regarding the use of leverage with respect to which registered investment companies, including the Fund, are subject. In that regard, the Fund intends to limit its borrowing to an amount that does not exceed 33 1/3% of the Fund’s gross asset value. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses.

Valuation of Private Investment Funds. The Private Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager of each respective Private Investment Fund to determine the estimated value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the estimated value of the Fund’s investment in Private Investment Funds, the Adviser considers, among other things, information provided by the Private Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser’s ability to value accurately the Fund’s shares. Private Investment Funds that invest primarily in publicly traded securities are more easily valued.

Preferred Securities Risk. Preferred securities are contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred securities may be subject to more fluctuations in market value due to changes in market perceptions of the issuer’s ability to continue to pay dividends. If the Fund owns a preferred security whose issuer has deferred or suspended distributions, the Actively-Managed Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred securities may also permit the issuer to convert preferred securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which preferred securities may be converted declines in value. Preferred securities may be less liquid than equity securities.

Preferred securities are subject to credit risk and interest rate risk. Interest rate risk is, in general, the risk that the price of a preferred security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk. Convertible securities are typically issued as bonds or preferred shares with the option to convert to equities. As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. The market value of bonds and preferred shares tend to decline as interest rates increase. Fixed income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due. Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond. The price of equity securities into which a convertible security may convert may fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock.

Income Risk. The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Fixed income securities are also subject to default risk.

Foreign Securities and Emerging Markets Risk. The Fund may have investments in foreign securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

The Fund may also invest in emerging markets, which are markets of countries in the initial stages of industrialization and have low per capita income. In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

19

Risks Associated with Debt Financing

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Credit Risk. Issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes.

Possible Risk of Conflicts

Possible Competition Between Underlying Funds and Between the Fund and the Underlying Funds. The Underlying Funds trade independently of each other and may pursue investment strategies that “compete” with each other for execution or that cause the Fund to participate in positions that offset each other (in which case the Fund would bear its pro rata share of commissions and fees without the potential for a profit). Also, the Fund’s investments in any particular Underlying Fund could increase the level of competition for the same trades that other Underlying Funds might otherwise make, including the priorities of order entry. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.

Allocation of Investment Opportunities Risk. The Sub-Adviser, directly or through their affiliates, may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

Regulatory Risk. The value of some or all assets may at any time be materially impacted by domestic or foreign rules and regulations. Policies banning all or specific activities or ownership regarding digital assets or name, image, and likeness related topics. While these policies can work to the benefit or at the expense of the underlying business fundamentals, the short-term market reaction to increased rules and regulation is typically negative for the asset being regulated. This likely holds true for the investments of this fund as well. At any time, no matter how unlikely, the entire value of the portfolio could decline significantly or even entirely based on the introduction of unfavorable policies.

Manipulation Risk. Digital asset exchanges may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Some market participants claim that manipulative trading activity has occurred on certain digital asset exchanges. Digital asset exchanges that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that U.S. or other governmentally regulated securities exchanges or futures exchanges are required to do so. Furthermore, many digital asset exchanges lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes. As a result, the prices of digital asset on exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. The information above briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, is intended for U.S. shareholders, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state, local, or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. See “U.S. Federal Income Tax Matters.”

20

Distribution Policy and Dividend Reinvestment Plan

The Fund’s distribution policy is to make monthly distributions to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Policy and Dividend Reinvestment Plan.”

Other Risks Relating to the Fund.

Shares Not Listed; No Market for Shares. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-end Interval Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Repurchase Offers Risks. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

21

Risks Associated with the Fund Distribution Policy. The Fund intends to make [annual] distributions. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the NAV of the common shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a shareholder’s tax basis in such shareholder’s Fund Shares. When a shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in Fund Shares, it generally will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the shares.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred shares, notes or other indebtedness.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s declaration of trust (the “Declaration of Trust”) authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Shares, such investor’s percentage ownership interest in the Fund will be diluted.

Anti-Takeover Risk. The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Cybersecurity Risks. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Management Risk. The Fund is subject to management risk. In managing the Fund, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third- parties, failed or inadequate processes and technology or system failures. Additionally, the success of the Fund will depend in part upon the skill and expertise of certain personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

22

Risks Relating to Fund’s RIC Status. Although the Fund has elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund’s shareholders.

Item 9: Management

The Board and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of five individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s Sponsor and thus are “Independent Trustees”. The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, and hiring, replacing and supervising the Adviser. The name and business address of the members of the Board and officers of the Fund and their principal occupations and other affiliates during the past five years, as well as a description of the Board’s committee and leadership structure, are set forth under “Management” in the SAI.

The Independent Trustees are Ms. Dara Albright, Mr. Jean-Bernard Durand, and Ms. Paige M. Glass. The curricula vitae of the Independent Trustees are set forth under “Management-Experience and Qualifications of Trustees” in the SAI.

The Adviser

Entoro Investments, LLC, located at 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024, is registered as an investment adviser under the Advisers Act. The Adviser is entitled to receive a monthly Management Fee at the annual rate of 1.75% of the Fund’s average daily NAV.

The Adviser serves as investment adviser to the Fund pursuant to a management agreement between the Fund and the Adviser (the “Management Agreement”). The Management Agreement has an initial two-year term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting appropriate investment strategies, managing any sub-advisers, and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. A discussion of the basis for the Board’s approval of the Management Agreement will be set forth in the Fund’s first annual or semi-annual report to shareholders.

The offices of the Adviser are located at 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024, and its telephone number is (713) 823-2900. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at its offices, or the offices of the Administrator, located at [●]

The Adviser provides day-to-day management of the Fund and its business, as well as reporting to the Board, and is responsible for the Fund’s business affairs and other administrative matters. While the Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions.

The Adviser also performs the following additional services for the Fund and its subsidiaries:

Supervises all non-advisory operations of the Fund;

Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

Maintains the records of the Fund; and

Provides office space and all necessary office equipment and services.

The Adviser and the Fund have entered into a formation expenses limitation agreement under which the Adviser has agreed to pay or absorb formation expenses of the Fund in excess of $500,000 (excluding (i) direct operating expenses of the Fund; (ii) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (iii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iv) acquired fund fees and expenses; (v) taxes; and (vi) extraordinary expenses including but not limited to litigation costs).

23

Fund Expenses

Pursuant to the Management Agreement, the Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies, share certificates, if any, and reports to shareholders; (iii) charges of the Custodian and Transfer Agent; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Fund’s officers and members of the Board; (viii) errors and omissions insurance for the Fund’s officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) costs associated with the Fund’s quarterly repurchase offers; (xii) servicing fees; and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares. The Fund will also pay costs associated with securities, commodities and other investments (including all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying investment assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Fund’s assets, organizational and offering expenses; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom).

Portfolio Managers

James C. Row.

Mr. Row is the Managing Director, Chief Executive Officer of the Adviser, Chief Compliance Officer of the Fund, and Chairman and Founder of Entoro Securities, LLC. He is also the Managing Partner of Entoro Capital and its holding company, Entoro, LLC. Entoro Capital is a middle market investment bank based in Houston that is sector agnostic but with expertise in E&P, natural resources, manufacturing, technology, health care and real estate. In early 2016 Mr. Row acquired The Oil & Gas Asset Clearinghouse, LLC, once the leading acquisitions and divestiture (A&D) companies in the US with a history of $13+ billion of real property transactions. In 2017, he acquired OfferBoard®, a private securities syndication platform company originally based in New York which maintained a FINRA accepted process to market transactions to accredited investors based on the 2012 JOBS Act legislation. Entoro also acquired Cypheriant, a blockchain and new technology risk management firm. These acquisitions, combined with Entoro Securities and 1transfer, LLC, have allowed Entoro Capital to become a well -known private securities syndication platform.

Jim is an expert in various areas of energy finance, including: producer finance, project finance, drilling programs, M&A, A&D, restructurings, securities and risk management. He has been an oil and gas operator in both Texas and Louisiana. Additionally, Mr. Row has been approved by the US Federal Bankruptcy Court (Southern District of Texas – Houston) to sell and value bankrupt oil and gas assets.

Since 2002, he has originated and arranged debt and equity funding on numerous projects in energy related sectors. Previously, Jim was a Sr. VP responsible for business origination for El Paso Corp., VP at Enron Corp. in various structuring and business origination roles and worked at the IFC (International Finance Corporation), the investment-banking arm of The World Bank. Mr. Row holds a B.S. in Finance from the University of Wyoming, an MBA in Finance from Arizona State University, and a CAS from the American Graduate School of International Management (Thunderbird). He is a Chartered Financial Analyst (CFA) and maintains Series 7, 24, 28, 63, 79 and 99 FINRA securities licenses. Mr. Row is a member of the Houston Society of Financial Analysts, Houston Producers Forum, and Independent Petroleum Association of America (IPAA).

William Taylor.

Mr. Taylor is the Chief Investment Officer of the Adviser. Mr. Taylor is a preeminent and widely published international thought leader on investing in Bitcoin, digital assets and gold. He has over forty years’ experience in the financial markets, beginning as an original member of the Chicago Board Options Exchange and subsequently as a member of the Chicago Board of Trade and the Chicago Mercantile Exchange.

24

He was also co-founder, principal and CEO of Cornerstone Ventures, a publicly traded securities/futures and money management firm with offices in Chicago, Illinois and La Jolla, California. While there, Mr. Taylor oversaw all the firm’s proprietary trading and managed two hedge funds that produced significant above-average market rates of return. He later launched a global clearing operation that was subsequently sold to Goldman Sachs and managed all firm risk control at the company. He then moved on to manage the San Francisco office of Bright Trading and oversaw a large trading team there, and later opened another new office in Atlanta for the firm.

Mr. Taylor subsequently launched several innovative trading strategies including the Hedged Yield Strategy, with backing from a multi-billion-dollar family office and hedge fund under an SEC-registered RIA. He has also served as the CEO for Fintegration LLC, a media consulting practice focused on international financial media and marketing. Fintegration also owned and published FintekNews, the first website devoted to promoting the American fintech industry at large. FintekNews was sold to Charter Financial, parent firm of Financial Advisor magazine, in 2018.

He currently writes a feature series for Digital Wealth News – “The Taylor Report”, in collaboration with the Chicago Mercantile Exchange (promoting their Bitcoin & Ether Reference Rate Indices) and previously wrote a sponsored column for NASDAQ (promoting their KFTX Fintech Index). He is also the author of the ongoing series “The Grey Swan” and has published over 1,500 articles in various industry trade media, including Financial Advisor, Modern Trader, Futures, FINalternatives, Investing.com and more.

William Taylor graduated with honors from Texas Christian University in Fort Worth, TX. He attended TCU on a basketball scholarship and later won the school’s prestigious Wall Street Journal award. He currently resides in Montana with his wife and family.

The SAI provides additional information about the Fund portfolio manager’s compensation, other accounts managed and ownership of Shares.

Adam Richard. Mr. Richard is the Chief Crypto Officer at Entoro Investments LLC, an RIA, and the head of Corporate Development and Strategic Partnerships at Entoro Capital, a broker-dealer, and is a general partner at DLT Fund, a crypto staking fund. He has been active in the cryptocurrency ecosystem for over 8 years and in digital securities for the past 4 years. He founded the Houston Bitcoin Meetup in 2013, and the Houston Ethereum Meetup in 2014. Adam advises issuers on structuring tokenized Reg D, Reg CF, and Reg A+ offerings and manages the relationships between his clients and the digital securities issuance platforms, custodians, alternative trading systems, and liquidity providers. Adam worked on both the Chia Network and CasperLabs capital raises. At Entoro Investments, he is giving RIAs access to high-performing crypto funds for portfolio diversification.

Assistant Portfolio Managers

Samuel Cartwright. Mr. Cartwright is an analyst at Entoro Capital in Houston, TX. He graduated from the University of Southern California with a bachelor’s degree in Economics and a minor in Applied Analytics and has been active in the world of cryptocurrency and blockchain since 2018. Shortly after graduating, he acquired his FDP charter (No. 141) from the Financial Data Professional Institute (established by CAIA Association). Sam was a Co-Founder of Entoro Digital Vault, LLC, a proof of stake entity. He also maintains Series 3 and Series 7 licenses. His areas of focus include digital assets, cryptocurrencies, and staking.

Sean Hallisey. Mr. Hallisey is an analyst at both Entoro Capital and Clear Rating. He is currently managing operations at Clear Rating, a valuation advisory firm and ratings agency operating under the Entoro umbrella. Sean has several years of experience across multiple financial services disciplines including valuations, institutional investment management, financial litigation, consulting, and investment banking. While at Texas State University, Sean was President of the Financial Management Association and Senior Portfolio Manager of the Student Managed Endowment Fund among other leadership positions. Before beginning his career as a valuation analyst and litigation consultant, Sean graduated cum laude with a 4.0 finance GPA. Sean is currently pursuing the CFA and CAIA charters in addition to several FINRA licenses.

The SAI provides additional information about any portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities.

Administrator

[●], a corporation incorporated in the State of Colorado, which has its principal office at [●] (the “Administrator”), serves as administrator for the Fund pursuant to a Fund Administration Agreement (the “Administration Agreement”) with the Fund and subject to the supervision of the Board. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

25

Transfer Agent

[●], a company incorporated in [●], serves as the transfer agent, registrar and dividend disbursing agent (the “Transfer Agent”) for the Fund. The Transfer Agent is responsible for receiving and processing orders from purchasers of shares and coordinating the processing of such orders with the Custodian.

Custodian

The [●], with principal offices at [●], serves as custodian (the “Custodian”) for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Sponsor

Entoro Investments, LLC, with principal offices at 333 W. Loop N. Freeway, Suite 333, Houston TX 77024 and controlling member of the Adviser, is the “Sponsor” of the Fund.

Control Persons

The Adviser may be deemed to control the Fund by virtue of its Management Agreement with the Fund.

The Adviser is controlled by James C. Row, an officer and Trustee of the Fund and an officer of the Adviser indirectly through James C. Row’s ownership of Entoro LLC. Entoro, LLC is a Delaware limited liability company and was formed on January 1, 2005.

Item 10: Capital Stock, Long-Term Debt, and Other Securities

DETERMINATION OF NET ASSET VALUE

The NAV and offering price (NAV plus any applicable sales charges) of the Shares will be determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day. NAV per share is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund’s shares outstanding ((asset-liabilities)/number of shares=NAV per share) attributable to the Fund. The NYSE is closed on weekends and on certain holidays. The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, shareholder servicing, and any distribution fees, which are accrued daily. The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the applicable market.

The Adviser will prepare, and the Administrator and Board will oversee, the valuation of the Fund’s assets in accordance with the valuation procedures approved by the Board (the “Valuation Procedures”).

The Fund may use independent pricing services to assist in calculating the value of certain of the Fund Investments. The Adviser has engaged one or more independent third-party valuation specialists to assist in valuing such securities in certain circumstances where a market price is not readily available.

All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position.

With respect to any portion of the Fund’s assets that are invested in one or more open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the net asset values of the registered open-end investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share, less Redemption Fee (defined below) determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund may deduct actual its expenses (“Redemption Fees”) to liquidate assets and other direct expenses incurred to redeem the Shares. Redemption Fees may not exceed two (2%) percent of the Repurchase Price.

26

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, shareholders should not assume that any repurchase offers will be made in amounts in excess of 5% of Fund Shares.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification contains important information regarding dates and the procedures applicable to shareholders who wish to participate in a quarterly repurchase offer.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [●] to learn the NAV. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

27

Liquidity Requirements

The Fund must maintain liquid assets or available borrowing base equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets (plus available borrowing base) equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash, sales of portfolio securities or leverage. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money or use proceeds from the issuance of shares of preferred stock to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise decrease less than proportionally (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders subject to or otherwise participating in the repurchase.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to transfer shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

For additional information about the Fund’s quarterly repurchase offers, see “Quarterly Repurchase Offers” in the SAI.

DISTRIBUTION AND REINVESTMENT POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year.

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy” below.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income; (2) capital gains; and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income; (2) capital gains; and (3) return of capital for tax purposes. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and, unless specified in any such written disclosure should not assume that the source of any distribution from the Fund is of earnings and profits.

The Board reserves the right to change the quarterly distribution policy from time to time.

For an overview of the tax treatment of distributions see “Certain U.S. Federal Income Tax Matters” herein.

28

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Entoro Gray Swan Fund, c/o William Taylor, 333 W. Loop N. Freeway, Suite 333, Houston TX 77024. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “Certain U.S. Federal Income Tax Matters.” Your taxable income will be the same regardless of whether you receive from the Fund an actual distribution of cash or choose to reinvest your distribution.

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to [●]. Certain transactions can be performed by calling the toll-free number [●].

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 14, 2020. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Board may authorize separate classes of shares of beneficial interest (subject to the receipt of exemptive relief from the SEC, as described below). The Board has authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders. The summary of the terms of the Declaration of Trust herein and elsewhere in the Prospectus and SAI is qualified entirely by the terms and conditions of the Declaration of Trust, which is incorporated by reference herein, is on file with the SEC and should be read carefully and retained for future reference.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers one class of shares of beneficial interest, but is authorized under the Declaration of Trust to issue multiple classes of shares. The Fund may file an application with the SEC to receive exemptive relief to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

29

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

All shares of the Fund have the same rights and are identical in all material respects. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund; and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among its shareholders. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to a shareholder’s account. Share certificates that have been issued to a shareholder may be returned at any time. The Fund’s Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

In the future as and when regulatorily permissible and upon consent of the Board, we plan at no charge to holders of our shares of beneficial interest to allow our holders to exchange their shares to digital securities that will be registered on the blockchain. Both the original shares and the digital securities shall have the same voting, dividend and liquidation rights, consistent with the rights that the shares have at the time of exchange. If a holder does exchange his, her or its shares of beneficial interest for digital securities, the digital securities will be issued as book-entry digital securities directly registered in the holder’s name. When so exchanged, we plan that the digital securities will trade on a registered alternative trading system and not on any national securities exchange.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of service providers, including loan servicer, custodian, and brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distributes investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata or rotational basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. For additional information about conflicts of interest relevant to the Fund, see “Conflicts of Interest” in the SAI.

30

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The members of the Board are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust for the full text of these provisions.

Item 11: Defaults and Arrears on Senior Securities

N/A

Item 12: Legal Proceedings

N/A

Item 13: N/A

31

Part B – Information required in a statement of additional information

Item 14: Cover Page

APPENDIX A: SAI TABLE OF CONTENTS

Subject to Completion, Dated March 8, 2022

The information in this Statement of Additional Information is not complete and may be changed. A registration statement under the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended, relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 8, 2022

ENTORO GRAY SWAN FUND

Shares of Beneficial Interest

333 W. Loop N. Freeway
Suite 333
Houston, TX 77024

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the shares (“Shares”) of the Entoro Gray Swan Fund (the “Fund”), dated March 8, 2022, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus is available upon request and without charge by writing the Fund at 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all the information that a prospective investor should consider before purchasing the Shares of the Fund.

32

Item 15: SAI Table of Contents

[Submit with final formatted version]

Item 16: General Information and History

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund is organized as a Delaware statutory trust and was established by the Certificate of Trust dated April 14, 2020. The Fund is offering common shares of beneficial interest (the “Shares”).

Entoro Investments, LLC (the “Adviser”) serves as the investment adviser to the Fund. [●] (the “Distributor”) serves as principal underwriter and distributor. [●] (the “Administrator”) will serve as the Fund’s administrator and transfer agent (the “Transfer Agent”) for the Fund. [●] is the custodian of the Fund’s portfolio securities and cash.

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

33

Item 17: Investment Objective and Policies

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Policies

See prospectus for strategy details.

Further risks not mentioned in prospectus.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the Prospectus. If any of these risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Volatile Markets Risk. Markets experience periods of disruption and instability from time to time. The prices of the Fund’s investments, and therefore the NAV of the Fund, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Fund also is subject to the risk of the failure of the exchanges on which its positions trade or of its clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Issuer and Non-Diversification Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, legal, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, including as a result of legal or regulatory issues or cybersecurity incidents.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.

Other investment companies risk. To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs, mutual funds and closed-end funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

34

Risks Associated with Cryptocurrencies Generally.

The Fund, through direct investments in outside investment funds or portfolio companies or other assets may be exposed to some or all of the risks discussed below.

Lack of History. Cryptocurrencies and NFTs are a relatively recent technological innovation, and investing in cryptocurrencies or NFTs is subject to certain risks in addition to those traditionally associated with the trading of other assets. Bitcoin is widely considered to be the first popular cryptocurrency and was invented in 2009. Other cryptocurrencies in which the Fund may invest were created after Bitcoin and, in certain cases of future investments by the Fund, may not be in existence as of the date of this Memorandum. This limited operating and trading history limits the Advisor or an outside investment manager’s ability to evaluate the investment opportunity of a cryptocurrency and limits the ability of investors to evaluate an investment in the Fund.

Diverse Use of cryptocurrencies and NFTs; Decreased Adoption. As a new asset and technological innovation, the cryptocurrency industry is subject to a high degree of uncertainty. Cryptocurrencies are used by market participants for various purposes. Certain cryptocurrencies, such as Bitcoin, are considered to be a store of value, similar to gold, silver and other precious metals. Certain cryptocurrencies are created and disseminated by a company (“Token Sponsor”) and are intended to be used in connection with a specific service or product developed by such Token Sponsor. Certain other cryptocurrencies may be considered to be equity interests or other interests in the company that issued such cryptocurrencies. There is no guarantee that market participants will continue to use cryptocurrencies for such purposes or that any cryptocurrency will maintain its value in the long term. A lack of expansion, or a decrease, in usage of any cryptocurrency could adversely impact the price of the cryptocurrency and the Fund’s performance.

Regulatory Uncertainty. Regulation of cryptocurrencies and NFTs continues to evolve in the United States and foreign jurisdictions. Regulatory actions could negatively impact cryptocurrencies or NFTs in various ways, including, for purposes of illustration only, through a determination that one or more cryptocurrencies or NFTs are regulated financial instruments that require registration or licensing. The Fund may cease operations in a jurisdiction in the event that regulatory actions, or changes to law or regulation, make it illegal to operate in such jurisdiction, or commercially undesirable to obtain the necessary regulatory approval(s) to operate in such jurisdiction.

Token Wallets; Private Keys; Custody-Related Regulations. The Fund will invest in companies or funds which hold each cryptocurrency in the digital “wallet” that the Advisor in its discretion deems appropriate for any such cryptocurrency. Storage of a cryptocurrency in the digital wallet generally represents the public address associated with the underlying Blockchain, which is known as the “public key.” In order to recover or transfer a cryptocurrency to or from the digital wallet, the controller of the wallet must also have the unique, private numerical code, often referred to as the “private key.”

To the extent a private key in respect of any cryptocurrency is lost, destroyed, accessed by a third party or otherwise compromised and no backup of the private key is accessible, the Fund’s investment or its custodian will be unable to transfer the cryptocurrency held in the public wallet address associated with that private key. Consequently, such cryptocurrencies will effectively be lost, which could adversely affect an investment in the Fund. To the extent that the laws applicable to a registered investment adviser limit the kinds of custodians, wallets, and other means that the Fund may use to hold the cryptocurrencies, the Fund’s investments could find themselves unable to invest in certain assets or may have to implement mechanisms intended to eliminate or address issues regarding custody. Such mechanisms could be inefficient, involve costs to be borne by the Fund, and could delay trades.

Protocol Developments; Blockchain “Forks.” The protocols on which cryptocurrencies are based are generally open-source software. Any user can download the software, modify it and then propose that users and miners of a specific cryptocurrency adopt the modification. When a modification is introduced and a substantial majority of users and miners consent to the modification, the change is implemented and the cryptocurrency’s protocol and network remains uninterrupted. However, if less than a substantial majority of users and miners consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the cryptocurrency’s network (and the blockchain), with one prong running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of the cryptocurrency’s network running in parallel, but with each version’s cryptocurrency lacking interchangeability.

Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. Although chain forks would likely be addressed by community-led efforts to merge the two chains (and in fact, several prior historical forks have been so merged), such a fork could adversely affect a cryptocurrency’s viability. It is possible, however, that a substantial number of a cryptocurrency’s users and miners could adopt an incompatible version of the cryptocurrency while resisting community-led efforts to merge the two chains. This would result in a permanent fork. If a permanent fork occurs, then the Fund’s investments may have to choose which cryptocurrency to hold or may hold amounts of both the original cryptocurrency and the alternative new cryptocurrency. As a result, the Advisor or an outside investment manager would need to decide whether to continue to hold the original cryptocurrency, the alternative new cryptocurrency or both, and what action to take with respect to the unselected cryptocurrency, such as the possible sale of the unselected cryptocurrency. The Fund’s investment’s decision to continue to hold either the original or alternative new cryptocurrency would be based on factors such as the market value and liquidity of the original cryptocurrency versus the alternative new cryptocurrency. Past cryptocurrency forks have resulted in the trading of the different cryptocurrencies at different prices and with different levels of liquidity.

35

Risks Associated with the Token Protocol. Cryptocurrencies are generally based on protocols, such as the Bitcoin Protocol or the Ethereum Protocol. Any malfunction, breakdown or abandonment of the cryptocurrency’s protocol may have a material adverse effect on the value of the cryptocurrencies. Moreover, advances in cryptography, or technical advances such as the development of quantum computing, could present risks to the cryptocurrencies by rendering ineffective the cryptographic consensus mechanism that underpins a cryptocurrency’s protocol.

Security of Cryptocurrencies and Networks. Hackers or other malicious groups or organizations may attempt to interfere with the cryptocurrencies and/or cryptocurrency networks in a variety of ways, including, but not limited to, malware attacks, denial of service attacks, consensus-based attacks, Sybil attacks, smurfing and spoofing. Furthermore, because a cryptocurrency’s network is based on open-source software, there is a risk that a third party or a member of the development team of a particular cryptocurrency may intentionally or unintentionally introduce weaknesses into the core infrastructure of the cryptocurrency’s network, which could negatively affect the network and the cryptocurrency.

Dissolution of Network or Token Sponsor. It is possible that, due to any number of reasons, including, but not limited to, an unfavorable fluctuation in the value of a cryptocurrency (or other cryptographic and fiat currencies), decrease in a cryptocurrency’s utility, the failure of commercial relationships, the failure of the Token Sponsor or intellectual property ownership challenges, the cryptocurrency’s network may no longer be viable to operate. The dissolution of a cryptocurrency’s network or a Token Sponsor (if applicable) may adversely impact such cryptocurrency’s value.

Unanticipated Risks. Cryptographic tokens such as the cryptocurrencies are a new and still largely untested technology. In addition to the risks discussed in this Memorandum, there are other risks associated with the purchase of the Interests that the Fund and the Advisor or an outside investment manager are unable to anticipate. Such risks may further materialize as unanticipated variations or combinations of the risks discussed in this Memorandum.

Network Transaction Fee Risks. To transfer a cryptocurrency, the transferor must pay the network validators a transaction fee. These transaction fees vary depending on the volume of transactions being processed by such network at any given time. Transaction fees can be volatile and are expected to increase as cryptocurrencies become more widely adopted. The Fund’s investments will be responsible for paying all transaction fees. The Fund’s investments will not be required to employ strategies that minimize the cost or frequency of network transaction fees.

Delays in the Recording of Transactions. To the extent that any miners cease to record transactions in solved blocks, such transactions will not be recorded on the blockchain until a block is solved by a miner who does not require the payment of transaction fees. Currently, there are no known incentives for miners to elect to exclude the recording of transactions in solved blocks. However, to the extent that any such incentives arise (for example, a collective movement among miners or one or more mining pools forcing digital assets users to pay transaction fees as a substitute for, or in addition to, the award of new digital assets upon the solving of a block), miners could delay the recording and confirmation of a significant number of transactions on the blockchain. If such delays became systemic, it could result in greater exposure to double-spending transactions and a loss of confidence in such digital asset networks, which could adversely affect the value of such digital assets and your investment in the shares.

Loss or Compromise of Private Key. Digital assets are controllable only by the possessor of both the unique public key and private key relating to the hardware wallets in which digital assets are held. The Fund will distribute digital assets to hardware wallets operated by two (2) well-known providers with established histories of building secure hardware wallets that are used by thousands of individuals around the world to secure billions of dollars’ worth of digital assets. To the extent a private key is lost, destroyed or otherwise compromised, and no backup of the private key is accessible, the Fund will be unable to access the digital assets held in the related digital wallet and the private key will not be capable of being restored by a Digital Asset Exchange. In addition, should any breach of security compromise the private keys to such hardware wallets, there is a risk that third parties could transact in the Fund’s digital assets without authorization, resulting in the Fund being unable to access its digital assets. Any loss or theft of private keys relating to digital wallets used to store the Fund’s digital assets could adversely affect your investment in the shares. Although third-party custodian arrangements for digital assets are limited, we intend to use qualified custodians to the extent available and feasible with our investment program. We expect greater use of qualified custodians as the market for such services develops. In the interim, under our self-custody program for undocumented assets, all client assets shall be subject to surprise audit by a PCAOB certified accounting firm.

36

Volatility and Fluctuations in the Price of digital assets. The reference price of a digital asset is based on the perceived value of the virtual currency against a fiat currency and is subject to changes in sentiment which make digital assets’ exchange rates highly volatile. Certain digital assets have experienced daily exchange price volatility of more than 20%. Digital Asset Exchanges may be taken down for maintenance due to the immense volume of trading that occurs on its platform and/or heavy denial-of-service (DDoS) attacks, meaning its servers may be intentionally flooded with junk online requests, taking down its website and halting its services. As such, it is possible that the Fund may be prevented from acquiring certain assets for its portfolios at the time, and for the amount, it intended.

Uncertainty Concerning Future Regulatory Changes. Regulatory changes could have a material and adverse effect on the Fund’s profitability. The digital assets markets are subject to continuous and substantial regulatory changes, and it is impossible to predict what statutory, administrative, or exchange-imposed restrictions may become applicable in the future.

Market Manipulation. It is possible that the Fund will hold digital assets that may suffer manipulation of market price by market participants.

Unregulated and Opaque Markets Risk. The Fund may invest in digital assets that are traded on unregulated markets. These unregulated markets can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Many times, these markets are also opaque and lack any centralized recording of information, which creates unique challenges in performing due diligence on investment opportunities and assessing the pricing of securities. These markets are also influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

Attack on a Digital Asset Network. Digital assets are generally secured by a network of computing power. The actors who own the computers are known as “miners” since they are rewarded virtual currency for their role in securing the network and validating transactions. If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than fifty (50%) percent of the computing power dedicated to mining on a network (the so-called “51% attack”), it may be able to alter the blockchain on which the network relies by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions, though it could not generate new digital assets or transactions using such control. The malicious actor could “double-spend” its own digital assets (i.e., spend the same digital assets in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. Additionally, actors with sufficient computing power may prevent codebase changes from propagating through the network. This is known as a hard fork or a chain split.

Award of Digital Assets for Solving Blocks and Transaction Fees. If the award of new digital assets for solving blocks declines and transaction fees are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. Miners ceasing operations would reduce the collective processing power on a network which would adversely affect the confirmation process for transactions and make networks more vulnerable to a 51% attack (as discussed above). Any reduction in confidence in the confirmation process or processing power of a digital assets network may adversely affect your investment in the shares.

Tax Risks

Regulated Investment Company Status. The Fund intends to qualify for treatment as a RIC under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy an asset diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions depending on the failure and the related causes. To qualify for such relief, the Fund may be required to dispose of certain assets, including in a manner that is inconsistent with its investment policies, and pay certain penalty taxes.

The tax treatment of certain of the Fund’s investments (including, without limitation, its Futures) under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for RIC treatment. If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, may be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% (nondeductible) excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability.

37

Qualified Dividend Income Risk. Given the Fund’s investment strategies, there can be no assurance as to what portions (if any) of the Fund’s Distributions will be designated as qualified dividend income, which means Distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.

Additional tax considerations are discussed in this Prospectus (see, e.g., “Certain U.S. Federal Income Tax Matters”) and the related SAI.

Subsidiary Risk. Investing through a non-U.S. Subsidiary may expose investors to additional or different risks than if the Fund invested directly. By investing through a non-U.S. Subsidiary, the Fund is exposed to the risks associated with such Subsidiary’s governance and investments. A Subsidiary will not be registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although a Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or a Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Management Risk. The NAV of the Fund changes daily based on the performance of its investments and other factors. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class and/or investments in which the Fund invests may prove to be incorrect and may not produce the desired results. The Adviser relies on analytical models (both proprietary and third-party models) as well as information and data supplied by third parties. These models and data may be used to value assets or potential asset acquisitions and dispositions and also in connection with the Fund’s asset management activities. If the Adviser’s models and data prove to be incorrect, misleading, or incomplete, any decisions made in reliance thereon could expose the Fund to potential risks. The Adviser’s models and data may induce it to purchase certain assets at prices that are too high, to sell certain other assets at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging activities that are based on faulty models and data may prove to be unsuccessful.

Leveraging Risk. The use of leverage such as borrowing money or issuing shares of preferred stock to purchase securities, if the Adviser determines to use leverage, will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may depress the returns of the Fund.

While the Adviser has no current intention to use leverage, under the provisions of the 1940 Act, the Fund will be permitted, as a registered closed-end investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Holders of any preferred stock we might issue could be granted rights to (i) elect members of our Board; (ii) have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly could veto any such changes; and/or (iii) impose restrictions on the declarations and payment of dividends or other distributions to the holders of our common shares and preferred stock which might impair our ability to maintain our qualification as a RIC for federal income tax purposes.

Counterparty Risk. The Fund’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, custodians, servicers, special purpose vehicles (“SPVs”), brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss on deposits or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. To the extent that the Fund has posted margin or has other amounts held by a counterparty that becomes insolvent, the Fund may be deemed to be an unsecured creditor of the counterparty and would need to pursue its claim in bankruptcy or liquidation proceedings. Amounts for any such claims may be less than the amounts owed to the Fund. Such events would have an adverse effect on the Fund’s NAV.

38

With respect to reverse repurchase agreements, the Fund may be exposed to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. Some reverse repurchase agreements can be closed only with the consent of the other party to the agreement. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in reverse repurchase agreements with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Because the contract for each reverse repurchase agreement is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under reverse repurchase agreements, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Transactions entered into by the Fund may be executed on various U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio investments. However, regulatory liquidity requirements for payment of repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money or use proceeds from the issuance of shares of preferred stock to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of investments to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase by the Fund of a shareholder’s shares may be a taxable event to such shareholder.

Cybersecurity Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, the Custodian, the Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Reverse Repurchase Agreement Risk. The reverse repurchase agreements the Fund may enter into involve substantial risk. The Fund may enter into reverse repurchase agreements that are traded on an exchange, as well as reverse repurchase agreements that are traded over the counter. Over-the-counter (“OTC”) reverse repurchase agreements may be standardized or have customized features and may have limited or no liquidity. The Fund’s reverse repurchase agreements may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s reverse repurchase agreements may be cash-settled or physically-settled (other than for digital assets). The Fund incurs costs in connection with opening and closing reverse repurchase agreements.

The use of reverse repurchase agreements can lead to losses because of adverse movements in the price or value of the underlying reference asset, due to failure of a counterparty or due to tax or regulatory constraints. The performance of the Fund’s reverse repurchase agreements may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such reverse repurchase agreements. Reverse repurchase agreements may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying reference.

Because bilateral reverse repurchase agreements are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

39

Valuation Risk. The values of some of the assets in the Fund’s portfolio may not be readily determinable. If the markets for these assets become questionable, the Adviser may determine to value these assets at fair value, as determined in good faith by the Adviser, subject to the oversight of the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Changes in the fair value of the Fund’s assets directly impact the Fund’s net income and the Fund’s NAV through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the Adviser’s determination of fair value has a material impact on the Fund’s net income and the Fund’s NAV.

While in many cases the Adviser’s determination of the fair value of the Fund’s assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers may claim to furnish valuations only as an accommodation and without special compensation, and so they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

Service Provider Risk. The Fund will rely on service providers selected by the Adviser, third party originators or by borrowers to store, transfer, buy, sell, liquidate, record or otherwise service assets. To the extent that a service provider or the technology deployed by a service provider fails to perform these tasks, the Fund’s investments may be adversely affected. These risks could affect the value of a particular investment, including the possible loss of the entire invested amount. An investment may represent an indirect ownership, or lien on collateral which may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may at any point be worth less than the value of the original investment.

Limited History of Operations Risk. The Fund is a recently organized closed-end investment company with limited history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund operates under inopportune market or economic conditions, it may not be able to achieve its investment objective. If the Fund fails to achieve its desired size, our expense ratio will be higher than expected. In addition, it may be difficult to implement the Fund’s strategy unless the Fund raises a meaningful amount of assets.

New Adviser Risk. The Adviser is newly registered and has not previously managed an interval fund. Accordingly, shareholders in the Fund bear the risk that the Adviser’s inexperience may limit its effectiveness.

Reliance on the Adviser Risk. Decisions with respect to the management of the Fund will be made by the Adviser. There can be no assurance that all of the professionals of the Adviser will continue to be associated with the Fund. The loss of the services of one or more members of the professional staff of the Adviser, including James C. Row and William Taylor, could have a material adverse impact on the Fund’s ability to realize its investment objective.

Distribution Policy Risk. The Fund intends to make quarterly distributions to its shareholders with the result being that all or substantially all of the Fund’s net investment income and net realized capital gains being distributed to its shareholders. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. If taxable distributions are reinvested in the Fund, such reinvestment may leave the investor with tax obligations without a related cash dividend resulting in a negative tax impact.

Borrowing

Although the Fund does not currently intend to do so, the Fund may from time to time employ leverage, including borrowing from banks, in an amount of up to 33-1/3% of the Fund’s assets (defined as net assets plus borrowings). Leverage would be employed by the Fund primarily to support liquidity requirements for repurchases, manage cash flows and increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities. The Fund is authorized to borrow money or issue shares of preferred stock in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money or use proceeds from the issuance of shares of preferred stock to provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness as of the date incurred.

40

Issuance of Senior Securities

While the Adviser has no current intention to use leverage, under the provisions of the 1940 Act, the Fund will be permitted, as a registered closed-end investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Holders of any preferred stock we might issue could be granted rights to (i) elect members of our Board; (ii) have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly could veto any such changes; and/or (iii) impose restrictions on the declarations and payment of dividends or other distributions to the holders of our common shares and preferred stock which might impair our ability to maintain our qualification as a “regulated investment company” for U.S. federal income tax purposes.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, the affirmative vote of 50% or more of the shares present at such meeting, if the holders of more than 33 1/3% of the outstanding shares are present or represented by proxy.

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, for no less than 5% of the shares then outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Following a quarterly repurchase offer, the Fund is required to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption amount. See “Repurchases of Shares” in the Prospectus.

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy, including in response to market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary (potentially greatly) from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are generally taxable as ordinary income to shareholders. Higher rates of portfolio turnover may result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable long-term capital asset holding periods, the Fund’s distributions of any resulting gain from the sale of such securities will not qualify for the preferential federal income tax rates. See “Certain U.S. Federal Income Tax Matters” in the Prospectus.

41

Item 18: Management

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of five (5) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s Sponsor (“Independent Trustees”). The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, and hiring, replacing and supervising the Adviser. The Independent Trustees are Dara Albright, Jean-Bernard Durand, and Paige M. Glass. The curriculum vitae of are Independent Trustees are set forth below.

James C. Row, the President and principal executive officer of the Fund and the Managing Director of the Adviser, serves as the chairperson of the Board (the “Chairperson”). Although he is an “interested person” of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Nominating and Governance Committee, both of which are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board and that each of the Fund’s critical committees of the Board (Audit, and Nominating and Governance) is chaired by an Independent Trustee.

Independent Trustees

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex● Overseen by Trustee	Other Directorships Held by Trustee
Dara Albright, 52	Trustee	Indefinite; Since Inception	President of Dara Albright Media, a financial technology strategy and advisory firm 2012-present	One	Worthy Financial Inc.

Jean-Bernard Durand, 54	Trustee	Indefinite; Since Inception	Medical Director Cardiomyopathy Services, MD Anderson Cancer Center 2000-present Adjunct Professor, Texas A&M University 2018-present	One	None

Paige M. Glass, 55	Trustee	Indefinite; Since Inception	Managing Partner, PMG-Investment 2019-present Managing Director, Riveron Consulting 2018-2019 Risk Analyst Legacy BG LNG, Shell Trading 2016-2017	One	None

1 The address of each Trustee is 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024.

2 Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Trust.

42

Interested Trustees

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
James C. Row, 59[3]	President, Principal Executive Officer and Trustee; Managing Director and Chief Executive Officer of the Adviser	Indefinite; Since Inception

Managing Director, Chief Executive Officer of the Adviser

2019-present

Managing Partner of Entoro Capital, LLC, investment bank

2017-present

Chairman, Founder, and Managing Partner of Entoro, LLC, holding company

2015-present

Chief Executive Officer of Producers Energy, oil and gas operating company

2009-present (inactive)

Former Chief Executive Officer of OFSCAP Acquisition, LLC, international energy and natural resources financial advisory company

2012-2017

				One	None

William Taylor, 74[4]	Vice President and Trustee; Managing Director and Chief Investment Officer of the Adviser	Indefinite; Since Inception	Chief Investment Officer of the Adviser 2020-present Former CFO and Managing Director of Fintegration LLC, an international media consulting group 2005-present	One	None

1 The address of each Trustee is 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024.

2 Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Trust.

3 Mr. Row is an interested person of the Fund due to his position as an officer of the Fund and of the Adviser.

4 Mr. Taylor is an interested person of the Fund due to his position as an officer of the Fund and of the Adviser.

*“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. There are currently no other funds in the Fund Complex.

Each of the Trustees was elected to the Board by the Adviser as the then sole shareholder of the Fund.

43

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

Experience and Qualifications of Trustees

Dara Albright

Dara Albright is a recognized authority, thought provoker and frequent speaker on topics relating to fintech, digitalfinance, cryptofinance, peerfinance and crowdfinance.

Mrs. Albright possesses a distinguished 28-year career in financial services encompassing IPO execution, investment banking, trading, corporate communications, financial conference production as well as institutional and retail sales. Mrs. Albright was one of the earliest voices covering the JOBS Act and advocating for greater democracy in the equity and credit markets. Albright has produced multiple conferences in the alternative finance space which has hosted some of the most prominent figures in the fintech industry as well as the legislature.

In 2012, Mrs. Albright produced the nation’s very first crowdfunding conference which was headlined by key JOBS Act architect, Congressman Patrick McHenry. That event helped birth the crowdfinance movement and led to the establishment of the industry’s trade and leadership organizations – which she co-founded. In 2013, Mrs. Albright co-founded LendIt Fintech, LendIt Fintech, now one of the largest fintech conference platforms in the world.

Mrs. Albright’s leading-edge articles and research papers that have helped shape and continue to set the direction of modern finance can be found in Financial Advisor Magazine, FinTek News, BanklessTimes, Equities.com, Crowdfund Insider, Crowdfund Beat, Seeking Alpha, Investing.com, FINalternatives, Real Assets Adviser, CNBC and Business Insider. Albright has also been featured in a number of publications including the NY Times, Forbes, Huffington Post, ABA Banking Journal, Thestreet.com and Private Wealth Magazine.

Mrs. Albright presently advises organizations on their fintech, blockchain and digital finance initiatives, and currently serves on the boards of emerging fintech companies and alternative asset funds. She is a graduate of the George Washington University and presently resides in Georgia with her husband and two children.

44

Jean-Bernard Durand, MD, FACC, FACP, FCCP, FHFSA, FAHA

Jean-Bernard Durand, MD is a Board-Certified Specialist in Cardiovascular Diseases. He currently serves as the Director and Founder of the Cardiomyopathy Services at University of Texas MD Anderson Cancer Center and Director of Cardiovascular Genetics Research. He completed his medical training in Milwaukee Wisconsin, and Chicago and his cardiovascular Fellowship at Baylor College of Medicine.

While at Baylor College of Medicine he served as an American Heart Association/Bugher Foundation Fellowship in Molecular Biology investigating inherited heart diseases. He was awarded a Robert Woods Johnson Fellowship at Baylor College of Medicine in Molecular Genetics. This body of work lead to identification of one of the first genes for the most common cause of heart transplantation.

After completion of his clinical fellowship at Baylor College of Medicine, He also completed clinical fellowship in Immunology/Advanced Heart Failure/ Circulatory Support and Cardiac Transplantation. He served as Assistant Medical Director of the Heart Transplant Service at Baylor College of Medicine and Houston Methodist Hospital. While at Baylor College of Medicine he traveled with famed Cardiovascular Surgeon Dr. Michael DeBakey to launch his Debakey Left Ventricular Assist Device for European Clinical Trials in Berlin Germany.

During his tenure at MD Anderson Cancer Center Dr. Durand established a fully integrated cardiovascular program. He was the first in the world to establish a cardiomyopathy service within a cancer hospital and was able to establish standards for cardioprotection prior to chemotherapy.

Dr. Durand’s active research includes understanding technologies to predict and recover heart function. He is the Co-Principal investigator for several clinical trials in using stem cell therapy to treat chemotherapy related heart injury. He has over 100 publications in peer reviewed journals.

His business background includes over 30 years of investing in real estate, securities and startup companies, he serves as a consultant for TMCx for biotech startup companies. His completed his Executive Leadership training at Kellogg, Harvard, Wharton and MIT Sloan School of Business. He is course director for Financial Bootcamp for Health Professionals.

Paige M. Glass, CPA

Paige M. Glass has over twenty-five years’ experience in finance, accounting, risk management, process improvement and consulting.

Currently Ms. Glass owns PG Interests, a privately-owned consulting company focused on accounting operations, acquisitions, performance improvement, technology enablement and transaction services across Healthcare, Energy Manufacturing and Real Estate sectors.

Previously, Ms. Glass was a Director for Riveron where she was responsible for the firm’s growth around accounting advisory, account and finance operations, capital markets and divestitures, performance improvement, restructurings and bankruptcies, technology enablement and transaction services. She has a broad range of experience that includes the public and private sector for Energy, Commodities, Manufacturing, Healthcare, Private Equity, and Real Estate. Ms. Glass was Manager, Market Risk Global LNG Brazil Oil for Shell/BG Group. where she was responsible for Valuation Control and Analytics for LNG, Crude and North American Gas. Prior to that she oversaw Market Risk globally for LNG, Brazil Crude and North American Gas.

James C. Row, CFA

Mr. Row is the Managing Director, Chief Executive Officer of the Adviser, Chief Compliance Officer of the Fund, and Chairman and Founder of Entoro Securities. He is also the Managing Partner of Entoro Capital and its holding company, Entoro, LLC. Entoro Capital is a middle market investment bank based in Houston that is sector agnostic but with expertise in E&P, natural resources, manufacturing, technology, health care and real estate. In early 2016 Mr. Row acquired The Oil & Gas Asset Clearinghouse, LLC, once the leading acquisitions and divestiture (A&D) companies in the US with a history of $13+ billion of real property transactions. In 2017, he acquired OfferBoard®, a private securities syndication platform company based in New York which maintained a FINRA accepted process to market transactions to accredited investors based on the JOBS Act legislation. Entoro also acquired Cypheriant, a blockchain and new technology risk management firm. These acquisitions, combined with Entoro Securities and Entoro Transfer Services, LLC, have allowed Entoro Capital to become a well know private securities syndication platform.

45

Jim is an expert in various areas of energy finance, including: producer finance, project finance, drilling programs, M&A, A&D, restructurings, securities and risk management. He has been an oil and gas operator in both Texas and Louisiana. Additionally, Mr. Row has been approved by the US Federal Bankruptcy Court (Southern District of Texas – Houston) to sell bankrupt oil and gas assets.

Since 2002, he has originated and arranged debt and equity funding on numerous projects in energy related sectors. Previously, Jim was a Sr. VP responsible for business origination for El Paso Corp., VP at Enron Corp. in various structuring and business origination roles and worked at the IFC (International Finance Corporation), the investment-banking arm of The World Bank. Mr. Row holds a B.S. in Finance from the University of Wyoming, an MBA in Finance from Arizona State University, and a CAS from the American Graduate School of International Management (Thunderbird). He is a Chartered Financial Analyst (CFA) and maintains Series 7, 24, 28, 63, 79 and 99 FINRA securities licenses. Mr. Row is a member of the Houston Society of Financial Analysts, Houston Producers Forum, and Independent Petroleum Association of America (IPAA).

William Taylor

William “Bill” Taylor, Chief Investment Officer of the Adviser, is a preeminent and widely published international thought leader on investing in Bitcoin, digital assets and gold.

Mr. Taylor has over thirty-five years’ experience in the financial markets, beginning as an original member of the Chicago Board Options Exchange and subsequently as a member of the Chicago Board of Trade and the Chicago Mercantile Exchange. He was also co-founder, principal and CEO of Cornerstone Ventures, a publicly traded securities/futures and money management firm with offices in Chicago, Illinois and LaJolla, California. While there, Mr. Taylor oversaw all the firm’s proprietary trading and managed two hedge funds that produced significant above-average market rates of return.

He later launched a global clearing operation that was subsequently sold to Goldman Sachs and managed all firm risk control at the company. He then moved on to manage the San Francisco office of Bright Trading and oversaw a large trading team there, and later opened another new office in Atlanta for the firm. Mr. Taylor subsequently launched several innovative trading strategies including the Hedged Yield Strategy, with backing from a multi-billion-dollar family office and hedge fund under an SEC-registered RIA.

Mr. Taylor has also served as the CEO for Fintegration LLC, a media consulting practice focused on international financial media and marketing. Fintegration also owned and published FintekNews, the first website devoted to promoting the American fintech industry at large. FintekNews was sold to Charter Financial, parent firm of Financial Advisor magazine, in 2018.

Currently, he writes a feature series for Digital Wealth News – “The Taylor Report” - in collaboration with the Chicago Mercantile Exchange (promoting their Bitcoin & Ether Reference Rate Indices) and previously wrote a sponsored column for Nasdaq (promoting their KFTX Fintech Index). He is also the author of the ongoing series “The Grey Swan” and has published over 1,500 articles in various industry trade media, including Financial Advisor, Modern Trader, Futures, FINalternatives, Investing.com and more.

William Taylor graduated with honors from Texas Christian University in Ft. Worth, TX. He attended TCU on a basketball scholarship and later won the school’s prestigious Wall Street Journal award. He currently resides in Atlanta with his wife and family.

Board Committees

The Board has formed an Audit Committee consisting of the three (3) Independent Trustees. The primary duties of the Audit Committee are: (i) to recommend to the full Board and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund’s risk management processes by, among other things, meeting with the Fund’s auditors and overseeing the Fund’s disclosure controls and procedures (including the Fund’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board has adopted a written charter for the Audit Committee.

The Board has also formed a Nominating and Governance Committee comprised of the three (3) Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating and Governance Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to Entoro Gray Swan Fund, 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024.

Because the Fund is newly organized, the above referenced committees did not meet during the prior fiscal year.

46

Equity Securities Owned by Trustees

The following table shows the dollar range of Shares beneficially owned by each Trustee in the Fund as of December 31, 2021, unless otherwise noted.

Name of Trustee	Dollar Range of Shares in the Fund*	Aggregate Dollar Range of Equity Securities in all Portfolios in the Fund Complex Overseen by Trustee (including the Fund)*
Dara Albright	None.	None.
Jean-Bernard Durand	None.	None.
Paige M. Glass	None.	None.
James C. Row	None.	None.
William Taylor	None.	None.

* As of December 31, 2021, the Fund had not commenced Fund operations, and therefore the Trustees and Officers of the Fund did not own any Shares of the Fund. There are currently no other funds in the Fund Complex.

As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser or principal underwriter of the Fund, the Adviser’s members, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or any principal underwriter of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as trustee of the Fund and as a member of the Audit Committee and Nominating and Governance Committee. The Trustee designated as the “audit committee financial expert” receives additional compensation for his or her services in such capacity. The Independent Trustees are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings. The Fund may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

Name of Trustee	Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Total Compensation from Fund Complex (including the Fund)[2]
Dara Albright	[●]	—	—
Jean-Bernard Durand[3]	[●]	—	—
Paige M. Glass[4]	[●]	—	—
James C. Row	—	—	—
William Taylor	—	—	—

1 The Fund has not commenced operations as of the date of this SAI. The compensation disclosed in this table is the estimated compensation from the Fund for the fiscal year ending December 31, 2021, under current compensation arrangements.

2 There are currently no other funds in the Fund Complex.

3 Includes compensation as chair of the of the Nominating and Governance Committee.

4 Includes compensation as the audit committee financial expert and chair of the Audit Committee.

No compensation will be paid to trustees who are “interested persons,” as that term is defined in the 1940 Act, of the Fund.

47

Officers of the Fund

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
James C. Row, 59	President, Principal Executive Officer, Chief Compliance Officer and Trustee; Managing Director and Chief Executive Officer of the Adviser	Indefinite; Since Inception	See “Interested Trustees” on page 43

William Taylor, 74	Vice President and Trustee; Chief Investment Officer of the Adviser	Indefinite; Since Inception	See “Interested Trustees” on page 43

S. Ryan Reneau, 36	Chief Financial Officer; Chief Financial Officer of the Adviser	Indefinite; Since Inception

Senior Counsel

Chamberlain, Hrdlicka, White, Williams & Aughtry

2021-present

Senior Manager, Global Tax Accounting & Quantitative Analysis of Hess Corp., an oil and gas company
2016-2021

Former Chief Financial Officer, Destino Energy LLC, an oil and gas company
2016-2017

Abdissa Gemechu	Chief Compliance Officer of the Advisor	Indefinite, Since 2021	Chief Compliance Officer Entoro Investments, LLC 2021-present Analyst Entoro Capital, LLC 2019-present Market Research Analyst Drillinginfo 2018-2019 Marketing Associate PLS Inc 2012-2018

1 The address of each Officer is 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024.

Compliance Process and Procedures

The Fund and its Adviser have adopted compliance processes and procedures pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. These compliance processes and procedures are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these compliance processes and procedures may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Item 19: Control Persons and Principal Holders of Securities

PROXY VOTING GUIDELINES

The Board of Trustees of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of shareholders. When the Board of the Fund is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser votes proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A to this SAI. The Fund is newly formed, and as such, the Adviser has not previously voted any proxies on behalf of the Fund. In the future, information about how the Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling [●].

MANAGEMENT OF THE FUND

Control Persons

The Fund was not in operation prior to the date of this SAI. The Adviser may be deemed to control the Fund by virtue of its Management Agreement with the Fund.

The Adviser is wholly owned by the Entoro, LLC. Entoro, LLC is controlled by James C. Row, an officer and Trustee of the Fund and an officer of the Adviser.

Entoro, LLC is a Delaware limited liability company and was formed in 2015.

Management Fee

The Adviser is entitled to receive a monthly Management Fee at the annual rate of 1.75% of the Fund’s average daily NAV. Since the Fund is newly organized, no management fees have been paid to the Adviser as investment adviser to the Fund.

Fund Expenses

The Adviser and the Fund have entered into a formation expenses limitation agreement under which the Adviser has agreed to pay or absorb formation expenses of the Fund in excess of $500,000 (excluding (i) direct operating expenses of the Fund; (ii) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (iii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iv) acquired fund fees and expenses; (v) taxes; and (vi) extraordinary expenses including but not limited to litigation costs).

48

Pursuant to the Management Agreement, the Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies, share certificates, if any, and reports to shareholders; (iii) charges of the Custodian and Transfer Agent; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Fund’s officers and members of the Board; (viii) errors and omissions insurance for the Fund’s officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) costs associated with the Fund’s quarterly repurchase offers; (xii) servicing fees; (xiii) costs relating to the formation and operation (including without limitation, taxes) of any subsidiary; and (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Shares. The Fund will also pay costs associated with securities, commodities and other investments (including all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying investment assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Fund’s assets, organizational and offering expenses; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom).

Custodian

The [●], with principal offices at [●], serves as custodian (the “Custodian”) for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Accountant

[●] is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. [●] is located at [●].

Adviser Portfolio Managers

Messrs. Row and Taylor (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund.

Potential Conflicts of Interest

As of the date of the filing, the Portfolio Managers do not manage any other accounts, but in the future, each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

49

Allocation of Limited Time and Attention

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities

Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies

At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

50

Related Business Opportunities

The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities

The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Portfolio Manager Compensation

Mr. Row’s compensation consists of periodic draws and the income from the profits of Entoro, LLC, the majority member of the Adviser, derived by him as its controlling principal. The level of the Sponsor’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Mr. Taylor receives a portion of the management fees collected by the Adviser.

Securities Ownership of Portfolio Managers

The Fund was not in operation prior to the date of this SAI. Consequently, the portfolio managers own no Shares in the Fund. This does not take into account Mr. Row’s position as controlling principal of the Adviser’s majority member.

Item 20: Investment Advisory and Other Services

PROXY POLICIES AND PROCEDURES

Entoro Investments, LLC PROXY COMMITTEE

Entoro Investments, LLC has established a proxy committee, the Entoro Investments Proxy Committee, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in what Entoro Investments, LLC (the “Adviser”) believes to be the best interests of the client and the value of the investment. The Entoro Investments Proxy Committee consists of James Row, Bill Taylor and S. Ryan Reneau. In addition to knowledge of the investments it holds in its portfolios, the Entoro Investments Proxy Committee may rely upon independent research provided by third parties in fulfilling its responsibilities.

HOW THE ENTORO INVESTMENTS PROXY COMMITTEE VOTES PROXIES-FIDUCIARY CONSIDERATIONS

To assist in analyzing proxies, the Entoro Investments Proxy Committee may engage the services of an unaffiliated third-party corporate governance research service to act as agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research and record keeping services. Although recommendations from outside proxy services may be reviewed and considered in making a final voting decision, the Entoro Investments Proxy Committee does not consider these recommendations to be determinative of its ultimate decision.

The Entoro Investments Proxy Committee is responsible for making the final voting decision based on its review of the agenda, analysis and recommendations from outside proxy voting services, the Entoro Investments Proxy Committee members’ knowledge of the exchange traded fund, closed-end fund, open-end fund, or other company, and any other information readily available. For each shareholder meeting, the Proxy Administrator must obtain voting instructions from the Entoro Investments Proxy Committee prior to submitting the vote to Entoro Investments’ voting agent.

As a matter of policy, the members of the Entoro Investments Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of Entoro Investments’ clients. In cases where the voting recommendation differs from the policy guidelines and the recommendation of the outside proxy voting service, the Entoro Investments Proxy Committee will review the recommendation to assure that there are no known conflicts of interest that influenced the voting decision.

51

CONFLICTS OF INTEREST

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the client, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the client to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the client, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors the Adviser considers when determining the desirability of investing in a particular managed investment is the quality and depth of that investment’s management. Accordingly, the recommendation of an investment’s management on any issue is a factor that it considers in determining how proxies should be voted. However, the Entoro Investments Proxy Committee does not consider recommendations from an investment’s management to be determinative of its ultimate decision.

GENERAL PROXY VOTING GUIDELINES

The Entoro Investments Proxy Committee has adopted general guidelines for voting proxies as summarized below. A third-party proxy voting service may be utilized to vote proxies for the Entoro Investments Proxy Committee on routine matters in accordance with these established guidelines. These guidelines are reviewed periodically by the Entoro Investments Proxy Committee and are subject to change.

Although these guidelines are to be generally followed, the Entoro Investments Proxy Committee reserves the right to deviate from them in rare instances where individual circumstances may dictate to serve the best interest of its clients.

ENTORO INVESTMENTS PROXY VOTING ADMINISTRATION AND PROCEDURES

The Entoro Investments Proxy Committee is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Entoro Investments understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Entoro Investments Proxy Committee may refrain from processing that vote. Additionally, the Entoro Investments Proxy Committee may not be given enough time to process the vote. For example, the Entoro Investments Proxy Committee, through no fault of its own, may receive a meeting notice from the company too late.

Although the Adviser may hold shares on a record date, should it sell the underlying investment prior to the meeting date, the Adviser ultimately may decide not to vote those shares. The Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets.

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser’s proxy policy:

1.	The Proxy Administrator will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from third parties or other information. The Proxy Administrator or delegate, will then forward this information to the appropriate research analyst or Chief Investment Officer for review.

2.	In determining how to vote, the Adviser’s analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by independent third-party providers of proxy services. In cases where the analysts’ recommendation differs from Entoro Investments’ policy guidelines and such recommendations, the Entoro Investments Proxy Committee will review the recommendation and the analysts will attest that no conflict of interest exists.

3.	The Proxy Administrator is responsible for maintaining the documentation that supports the Adviser’s voting position. Such documentation will include, but is not limited to, any information provided or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its advisory clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Administrator may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

4.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Entoro Investments Proxy Committee may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

5.	The Proxy Administrator will attempt to submit the Adviser’s vote on all proxies for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Administrator will use its best efforts to send the proxy vote in sufficient time for the vote to be lodged.

6.	The Proxy Administrator is responsible for sending a copy of the third-party vendor’s proxy voting ballot report for each client that has requested a record of votes cast. Written client requests for information will be documented in the Adviser’s database. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue.

7.	The Proxy Administrator sends one copy to the client and retains a copy of the request in the client’s file.

8.	The Entoro Investments Proxy Committee is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Entoro Investments Proxy Committee may use an outside service to support this function. All records will be retained for at least six years, the first two of which will be on-site. In addition, the Entoro Investments Proxy Committee is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law.

Item 21: Portfolio Managers

See Prospectus.

Item 22: Brokerage Allocation and Other Practices

52

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for decisions to buy and sell investments for the Fund, the selection of brokers and dealers to affect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of investments may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund, the Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable considering the services provided and to such policies as the Board may adopt from time to time. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.

Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Adviser in providing management services for the Fund. The Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations, even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business.

Participating in commission sharing and client commission arrangements may enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high-quality research, access to individual analysts and availability of resources that the Adviser might not be provided access to absent such arrangements.

On occasions when the Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Adviser acts as investment adviser or sub-investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in investor purchase and repurchase activity, portfolio turnover rates and other factors.

Since the Fund is newly organized and has not yet commenced operations, it has not yet paid brokerage commissions.

53

Item 23: Tax Status

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only shareholders who are “U.S. shareholders” that hold shares as capital assets. A “U.S. shareholder” is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. Potential investors should consult their tax advisers regarding other federal, state, local, and non-U.S. tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

This discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to certain categories of shareholders that may be subject to special rules, such as financial institutions, insurance companies, regulated investment companies, mutual funds, tax exempt organizations, governmental organizations, real estate investment trusts, traders in securities or commodities that elect mark to market treatment, individual retirement accounts, employee benefit and other tax-qualified retirement plans (e.g., 401(k)), certain former citizens and residents of the United States, persons whose “functional currency” is not the U.S. dollar, brokers, dealers in securities or currencies, persons holding assets or interests as part of a “straddle,” “hedge,” “constructive sale,” “conversion transaction,” “synthetic security,” or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax, “S” corporations, “controlled foreign corporations,” “passive foreign investment companies,” corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to special tax accounting rules, partnerships, or other pass-through entities and holders of interests therein. This discussion also does not address any aspect of other U.S. federal tax laws, such as estate and gift tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty.

If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership acquiring the shares, you are urged to consult your own tax advisor about the U.S. federal income tax consequences of acquiring, owning and disposing of the shares.

The Fund intends to elect to be treated as and intends to qualify to be treated each year as a “regulated investment company” (“RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax at the entity level on income and gains that are timely distributed to shareholders. To qualify under Subchapter M of the Internal Revenue Code for treatment as a RIC, the Fund must, among other things: (a) distribute to its shareholders each taxable year at least 90% of the sum of (i) its “investment company taxable income” (as that term is defined in the Code, but without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions); (b) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code); and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty (50%) percent of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers (other than securities of other RICs) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (2) above, the character of the Fund’s distributive share of items of income, gain and loss derived through a partnership (other than a qualified publicly traded partnership) or trust generally will be determined as if the Fund realized such tax items directly.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The Fund intends to invest in, among things, one or more Subsidiaries that are treated, as to the Fund, as controlled foreign corporations for U.S. federal income tax purposes. A Subsidiary is expected to take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on a shareholder’s investment. As discussed below, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.

54

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be subject to tax the regular corporate tax rate. In such an event, all distributions (including capital gains distributions and distributions derived from interest on municipal securities) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to certain limitations the dividends-received deduction for corporate shareholders and to the lower tax rates applicable to any qualified dividend income distributed to non-corporate shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions would generally be treated as a capital gain.

To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends, but makes no assurances, to make the required distributions.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder owned its shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

The ultimate tax classification of the distributions by the Fund during a taxable year will not be determinable until after the end of the taxable year. Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in shares.

In general, the sale or other disposition of shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to a shareholder. A holder’s gain or loss generally will be a long-term capital gain or loss if the shares have been held for more than one year as a capital asset. Present law taxes both long- and short- term capital gains of corporations at the same federal corporate income tax rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

55

Shareholders who tender all of the shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its shares, it is possible in some circumstances that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those shareholders receiving such additional distributions, either as ordinary income or long-term capital gain, as described above. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

The Fund may be required to withhold from distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications (generally, by failing to provide a properly completed IRS Form W-9 or appropriate substitute statement), or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

If a shareholder is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends (which generally would include distributions of “investment company taxable income”) that are subject to withholding, the Fund intends to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” generally are exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder generally will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other “withholdable payments” made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The preceding discussion of certain U.S. federal income considerations is for general information only and is not tax advice. We urge each prospective investor to consult its tax advisor regarding the particular federal, state, local and foreign tax consequences of acquiring, owning and disposing of the shares in light of its particular circumstances and any consequences arising under U.S. federal estate or gift tax laws or the laws of any state, local or foreign taxing jurisdiction, including the consequences of any proposed change in applicable laws.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

56

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon by [●], [●]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. [●] is located at [●].

ADDITIONAL INFORMATION

Reports to Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call [●] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

Liability of Shareholders

Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Agreement and Declaration of Trust, a shareholder will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a shareholder, except that a shareholder may be obligated to repay any funds wrongfully distributed to it.

Duty of Care of the Board and the Adviser

The Agreement and Declaration of Trust provides that none of the members of the Board, officers or the Adviser (including certain of the Adviser’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the members of the Board and officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust do not provide for indemnification of a members of the Board for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

57

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be amended with the approval of (i) the Board, including a majority of the Independent Trustees, if required by the 1940 Act, or (ii) if required, the approval of the shareholders by such vote as is required by the 1940 Act.

Term, Dissolution and Liquidation

Unless dissolved as provided in the Agreement and Declaration of Trust, the Fund shall have perpetual existence. The Fund may be dissolved at any time by vote of a majority of the shares of the Fund entitled to vote or by the Board by written notice to the shareholders. Upon dissolution of the Fund, the Board shall pay or make reasonable provision to pay all claims and obligations of the Fund, including all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown. If there are sufficient assets held, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Fund, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to the Fund shall be distributed to the shareholders of, ratably according to the number of shares held by the several shareholders on the record date for such dissolution distribution.

Other Information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file no.: 811-[●]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Registration Statement for information about how to obtain a paper copy of the Registration Statement or Prospectus without charge.

ENTORO GRAY SWAN FUND

Privacy Policy

And

Notice of Informational Practices

Entoro Gray Swan Fund and the entities listed below (hereafter the “Fund,” or “we”) understand the importance of protecting the privacy of the personal information we obtain about investors. The Fund recognizes and complies with its obligations to maintain confidentiality of all personal and financial information received from or pertaining to investment in the Fund, and is committed to restricting its use and disclosure of such personal information as required under applicable law.

This Privacy Policy is provided on behalf of the following entities:

Entoro Investments, LLC (the “Adviser”)	Entoro Investments, LLC (the “Sponsor”)

This Privacy Policy explains how we use and protect the personal information about investors that we collect, store, transfer, and otherwise process.

We may collect or obtain personal information about investors who invest in our Fund from the following sources:

●	Information we receive from investors on subscription agreements, partnership agreements or other forms;

●	Information about investors’ transactions with us or their investments in our funds; and

●	Information from correspondence with us or our service providers, whether written, telephonic or electronic.

We process personal information about investors for the following purposes: (i) to enter into, maintain, and perform the Fund’s business relationship with the investor, including communication with contact persons relevant to the relationship; and (ii) to comply with our legal obligations, such as reporting to governmental or taxing authorities, record-keeping obligations, compliance screening and reporting obligations, financial and credit check requirements, and crime prevention and detection obligations.

We do not disclose personal information about investors to third parties except: (i) as required by law; (ii) to our service providers and affiliated companies in order to administer, process, enforce or service our business. We may also share investor personal information with persons acting in a representative or fiduciary capacity on your behalf. For example, we may provide personal information to (i) our accountants to complete financial statements and maintain accounting records; or (ii) our lenders. We do not sell or share investor personal information with any other company for marketing purposes.

58

We retain investor personal data for the period required by applicable law, and such longer time, if any, required by the Fund’s data retention policy.

We restrict access to personal information about our investors to those employees and service providers that use that information in connection with the offering, formation, or operation of new and existing funds, or managing and servicing investor accounts.

We maintain appropriate technical and organizational measures (including physical, electronic, and procedural safeguards) to ensure a level of security for the investor personal data appropriate to the risk, including as appropriate: (a) the pseudonymisation and encryption of personal data; (b) the ability to ensure the ongoing confidentiality, integrity, availability and resilience of processing systems and services; (c) the ability to restore the availability and access to personal data in a timely manner in the event of a physical or technical incident; and (d) a process for regularly testing, assessing and evaluating the effectiveness of technical and organizational measures for ensuring the security of the processing. All such security measures also comply with federal guidelines to protect personal information.

The Fund reserves the right to amend, revise or supplement this notice of privacy policies at any time. In the event of such changes, the Fund will deliver a revised notice of our privacy policies as required by applicable law.

Please direct all questions regarding this notice in writing to Mr. James C. Row c/o Entoro, LLC, 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024, by email to jrow@entoro.com.

INFORMATION FOR EUROPEAN UNION RESIDENTS

In cases where the EU General Data Protection Regulation (GDPR) applies to the Fund’s processing of investor personal information, in particular for investors who are in the European Union, the following additional provisions apply:

1.	Legal Basis of Processing. The legal basis for the Fund’s processing of investor personal information under the GDPR is that the processing is necessary:

●	for the performance of a contract to which the investor is party or in order to take steps at the request of the investor prior to entering into a contract;

●	for compliance with one or more legal obligations to which the Fund is subject; and/or

●	for the purposes of the legitimate interests pursued by the Fund or by a third party, including in connection with the offering, formation, or operation of new and existing funds, or managing and servicing investor accounts.

2.	Location of Processing. The Fund is located in the United States. All investor personal information will be processed by the Fund in the United States. Investors transferring personal information to the Fund from the European Union should be aware that the data protection laws in the U.S. may be different from the laws in the country from which the data was transferred. By transferring their personal information to the Fund, investors consent to the processing of their personal information in the U.S.

3.	Investor Rights under GDPR. To the extent provided by applicable law, investors have the following rights under the GDPR:

59

●	To withdraw their consent at any time, if their data is processed based on their consent or on the Fund’s legitimate interest. The withdrawal of consent does not affect the lawfulness of processing before the withdrawal of consent.

●	To object to the further processing of their data if it is processed based.

●	To request access to their personal information processed by the Fund.

●	If processing is based on their consent, the right to data portability.

●	To request rectification of their personal information at any time.

●	To request erasure of their personal information at any time, provided that no right or legal obligation of the Fund requires further processing of their personal information.

●	To request restriction of processing of their data at any time.

●	To lodge a complaint with a supervisory authority.

4.	Instructions for Exercising Rights. Investors can exercise their privacy and data protection rights by contacting the Fund at grayswan@entoro.com. Please note that we cannot respond to investor requests or provide investors with their personal information if we cannot verify the investor’s identity or authority to make the request and confirm the personal information relates to the investor. Thus, we may require the submission of additional personal information so that we can verify the identity of the investor making the request. We will use such additional personal information submitted in connection with our verification process only to verify the requesting investor’s identity and authority to make the request.

Additional TAX STATUS

The following discussion summarizes certain material U.S. federal income tax considerations concerning the Fund and the purchase, ownership, and disposition of Shares of the Fund. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of Shares of the Fund. The summary discussion that follows shall not be considered tax advice and cannot be relied upon by any shareholder. This summary is based upon provisions of the Code, applicable U.S. Treasury Regulations (whether temporary, proposed, or final) promulgated under the Code, and administrative and judicial interpretations thereof, in each case, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the discussion herein.

This discussion applies only shareholders who are “U.S. shareholders” (as defined below) that hold Shares as capital assets within the meaning of Section 1221 of the Code, other than to the extent expressly set forth in this discussion. Consequently, this discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to certain categories of shareholders that may be subject to special rules, such as corporations, non-U.S. shareholders, financial institutions, insurance companies, regulated investment companies, mutual funds, tax exempt organizations, governmental organizations, real estate investment trusts, traders in securities or commodities that elect mark to market treatment, individual retirement accounts, employee benefit and other tax-qualified retirement plans (e.g., 401(k)), certain former citizens and residents of the United States, persons whose “functional currency” is not the U.S. dollar, brokers, dealers in securities or currencies, persons holding assets or interests as part of a “straddle,” “hedge,” “constructive sale,” “conversion transaction,” “synthetic security,” or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax, “S” corporations, “controlled foreign corporations,” “passive foreign investment companies,” corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to special tax accounting rules, partnerships, or other pass-through entities and holders of interests therein. If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership acquiring the Shares, you are urged to consult your own tax advisor about the U.S. federal income tax consequences of acquiring, owning and disposing of the Shares. This discussion also does not address any aspect of other U.S. federal tax laws, such as estate, gift, or alternative minimum tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local, or non-U.S. tax laws.

60

For purposes of this discussion, a “U.S. shareholder” is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. A “non-U.S. shareholder” is a person that is not a U.S. shareholder.

U.S. federal income tax laws are complex. The Fund has neither sought nor obtained a ruling from the Internal Revenue Service (“IRS”) or any other taxing authority with respect to the matters discussed herein. As a result, no assurance can be given that the IRS or any other taxing authority will agree with the tax consequences described below. Some aspects of the matters discussed herein are not certain, and no assurance can be given that statements contained herein would be sustained by a court or other judicial or administrative authority if contested by the IRS or any other taxing authority. The discussions set forth herein and in the Registration Statement do not constitute tax advice. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the effects of state, local, and non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as and intends to qualify and be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to a RIC and its shareholders, the Fund generally must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from an entity taxed as a partnership or a trust will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly a RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a “qualified publicly traded partnership.”

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a “qualified publicly traded partnership.” Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund assets for purposes of satisfying the 25% diversification test described in (b)(ii) above. The Fund expects to gain its exposure to outside investment funds by investing in one or more Subsidiaries. Each Subsidiary intends to take steps to ensure that income recognized by the Fund in respect of the Subsidiary is intended be qualifying income, and the Fund intends to limit its investments in the Subsidiaries in the aggregate to 25% of the Fund’s total assets.

61

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue Treasury Regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a RIC’s foreign currency gains to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

The Fund’s investment strategy potentially will be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC for such year, the Fund would be subject to tax on its taxable income at corporate rates (currently at 21%), and all distributions from “earnings and profits” (as determined under the Code), including (without limitation) any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as a dividend generally treated as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and any net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part of all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

62

Taxation of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques, and transactions that may apply to the Fund and, in turn, affect the amount, character, and timing of dividends and distributions payable by the Fund to its shareholders.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Investments in Other Funds. The Fund intends to gain exposure to Inverse ETFs by investing in shares of other mutual funds, exchange traded funds, or other companies that are taxable as RICs for U.S. federal income tax purposes (collectively, “underlying funds”). A portion of the Fund’s distributable income and gain will consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If the Fund received dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on the Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as a Section 301 distribution (defined below) that is a taxable dividend to the extent of the Fund’s allocable portion of the underlying fund’s earnings and profits, on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as “qualified dividend income” and thus eligible to be taxed at the rates applicable to long-term capital gain. If “qualified dividend income” treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

Original Issue Discount, Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.

63

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market are treated as having “market discount.” In general, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.” Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. In September 2019, the IRS issued proposed Treasury Regulations including the market discount rules on the list of special methods of accounting to which Code Section 451 does not apply.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing or similar kinds of securities it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including any interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which are characterized as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions. Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be subject to the rate of tax applicable to ordinary income.

Constructive Sales. Under certain circumstances, the Funds may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

64

Passive Foreign Investment Companies. A passive foreign investment company (a “PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances. The Fund’s investment in a foreign corporation generally will not be considered an investment in a PFIC for the period during which the foreign corporation is treated as a CFC as to the Fund. Accordingly, the Fund’s investment in a Subsidiary is not expected to be treated as an investment in PFIC for the period during which such investment in the Subsidiary is an investment in a CFC as to the Fund.

Foreign Taxation. Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the close of a taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Taxation of Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund regardless of whether received in cash or reinvested in additional Fund Shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November, or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of net investment income and net realized short-term capital gain generally are taxable to shareholders as ordinary income. The taxation of distributions of capital gain is determined by how long the Fund owned the investment generating such capital gain rather than on how long a shareholder may have owned Shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

65

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a holder of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s capital loss carryforwards are reduced to the extent they offset the Fund’s current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income. Given the Fund’s investment strategies, there can be no assurance as to what portions (if any) of the Fund’s distributions will be designated as qualified dividend income, which means distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above and (ii) any net gain from the sale, repurchase or exchange of Fund Shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

66

Dividends and distributions on Shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, which were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether its net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s Shares below the shareholder’s cost basis in those Shares.

Taxation of the Sale, Exchange, or Repurchase of Shares

The repurchase, sale, or exchange of Shares of the Fund will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares held as capital assets will be treated as long-term capital gain or loss if the shareholder has held the Shares for more than one year. Otherwise, the gain or loss on a taxable disposition of Fund Shares held as capital assets will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical Shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the Shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund Shares, and thereafter as capital gain. Where a shareholder whose shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Backup Withholding.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and proceeds from a repurchase paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Considerations Relating to Taxation of Non-U.S. Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a non-U.S. shareholder to the extent properly reported by the Fund as (1) “interest-related dividends” or “short-term capital gains dividends”, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends, or (3) distributions treated as a return of capital with respect to such non-U.S. shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a non-U.S. shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). If the Fund invests in an underlying Fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to non-U.S. shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Non-U.S. shareholder should contact their intermediaries regarding the application of these rules to their accounts.

67

Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on Capital Gain Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such non-U.S. shareholder within the United States or (ii) in the case of an individual non-U.S. shareholder, the non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met. Non-U.S. shareholders should consult their tax advisers and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

A non-U.S. shareholder with respect to whom income from the Fund is effectively connected with a trade or business conducted by the non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund Shares through foreign entities should consult their tax advisers about their particular situation. A beneficial holder of Shares who is a non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Non-U.S. shareholders should consult their own tax adviser to determine the precise U.S. federal, state, local, and non-U.S. tax consequences to an investment in the Fund. Non-U.S. shareholders should also consider the rules relating to FATCA (see the discussion “Other Reporting and Withholding Requirements” below).

Information Reporting

The amount of dividends, capital gain dividends and gross proceeds paid to each shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts will be reported annually to the IRS and to each shareholder. The Fund (or its administrative agent) must also report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund Shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting

If a shareholder recognizes a loss with respect to Shares in the Fund of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

68

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year, is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Generally, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those affected shareholders, under current law.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other “withholdable payments” made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA.

U.S. State and Local Tax Matters.

Depending on the residence of a shareholder for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Shareholders should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of Shares of the Fund, as well as the effects of state, local, and foreign tax law and any proposed tax law changes.

Item 24: Financial Statements

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. The Fund’s Annual and Semi-Annual Reports, once available, may be obtained without charge by writing to the Fund at its offices at 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024, or by calling (713) 823-2900. Investors will be able to view text-only versions of Fund documents on-line or download them from the SEC’s website (http://www.sec.gov).

69

Part C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements. Not applicable.
2.	Exhibits:

a)	Entoro Gray Swan Fund Certificate of Trust. Previously filed as Exhibit 2(a)(1) and incorporated herein by reference.
b)	Entoro Gray Swan Fund Declaration of Trust. Previously filed as Exhibit 2(a)(1) and incorporated herein by reference.
c)	Bylaws of Entoro Gray Swan Fund, to be filed with amendment.
d)	Not applicable.
e)	See portions of Certificate of Trust relating to shareholders’ rights, to be filed with amendment.
f)	See portions of Declaration of Trust relating to shareholders’ rights, to be filed with amendment.
g)	Included within Section 14 of the Declaration of Trust.
h)	Not applicable.
i)	Investment Management Agreement between Entoro Gray Swan Fund and Entoro Investments, LLC, to be filed with amendment.
j)	Distribution Agreement between Entoro Gray Swan Fund and [●], to be filed with amendment.
k)	Not applicable.
l)	Master Custodial Services Agreement between Entoro Investments, LLC and [●], to be filed with amendment.
m)	Administration and Fund Accounting Agreement between Entoro Gray Swan Fund and [●], to be filed with amendment.
n)	Transfer Agency Agreement between Entoro Gray Swan Fund and [●], to be filed with amendment.
o)	NSCC Alternative Investment Product Services Agreement between Entoro Gray Swan Fund and [●], see Distribution Agreement, to be filed with amendment.
p)	Opinion and consent of counsel [, to be filed by amendment].
q)	Not applicable.
r)	Consent of Independent Registered Public Accounting Firm [, to be filed by amendment].
s)	Not applicable.
t)	Agreement for providing initial capital, to be filed with amendment.
u)	Not applicable.
v)	Code of Ethics of Entoro Gray Swan Fund, to be filed with amendment.
w)	Code of Ethics of Entoro Investments, LLC, to be filed with amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions, if any):

Securities and Exchange Commission fees		$12,980

Administrator and Transfer Agent Fees	$	[●]

Custodian Fees	$	[●]

Printing and engraving expenses	$	[●]

Legal fees	$	[●]

Accounting expenses	$	[●]

Sales and Marketing fees	$	[●]

Total	$	[●]

70

Item 28. Persons Controlled by or Under Common Control.

The Adviser, a Wyoming limited liability company, may be deemed to control the Fund by virtue of its Management Agreement with the Fund. Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the SEC (File No. 801-119301).

The Adviser is indirectly controlled by Entoro LLC, which is ~93% owned by Mr. Row, and its subsidiaries. A number of the direct wholly owned subsidiaries of Entoro LLC are: the Adviser; Clear Rating LLC, a Delaware limited liability company; Entoro International LLC, a Delaware limited liability company; and Entoro Finance LLC, a Delaware limited liability company.

Entoro Capital Holdings LLC, a Delaware limited liability company, is a direct subsidiary owned 100% by Entoro LLC. Entoro Capital LLC, a Delaware limited liability company, is a direct subsidiary owned 100% by Entoro Capital Holdings LLC. The direct wholly owned subsidiaries of Entoro LLC are: the Sponsor; Entoro Technologies Holdings LLC, a Delaware limited liability company; and Capturiant LLC, a Delaware limited liability company. Offerboard LLC, a Delaware limited liability company, is 100% owned by Entoro Technologies Holdings LLC.

Item 29. Number of Holders of Securities.

Set forth below is the number of record holders as of March 8, 2022 of each class of securities of the Fund:

Title of Class	Number of Record Holders

Shares of beneficial interest, no par value	0[1]

1 The Fund is newly formed and has not yet issued securities.

Item 30. Indemnification.

[●]

Item 31. Business and Other Connections of Investment Adviser.

BUSINESS AND OTHER CONNECTIONS OF THE ADVISER.

The Adviser serves as investment adviser to the Fund. The executive officers of the Adviser are listed in the investment adviser registration on Form ADV for the Adviser (File No. 801-119301) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.

Name	Position with the Adviser[1]	Other Business

James C. Row	Managing Director, Chief Executive Officer	See “Officers of the Fund” in the Statement of Additional Information

William Taylor	Managing Director and Chief Investment Officer	See “Officers of the Fund” in the Statement of Additional Information

S. Ryan Reneau	Chief Financial Officer	See “Officers of the Fund” in the Statement of Additional Information

Abdissa Gemechu	Chief Compliance Officer	See “Officers of the Fund” in the Statement of Additional Information

1 The address of the Adviser is 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024.

Item 32. Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Fund, 333 W. Loop N. Freeway, Suite 333, Houston, TX 77024;

(2)	the Transfer Agent, [●]; and

(3)	the Custodian, [●].

71

Item 33. Management Services.

Not applicable.

Item 34. Undertakings

1. Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the 1940 Act [15 U.S.C. 80a-14(a)(3)].

3. Registrant undertakes in the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

4. Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  i to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

  ii to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

  iii to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

  (e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

72

  i any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

  ii the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

  iii any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that:

  (a) for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

  (b) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Registrant undertakes that it will satisfy all conditions pursuant to Section 14(a)(3) of the Investment Company Act.

73

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of Entoro Gray Swan Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on March 8, 2022.

Entoro Gray Swan Fund

By:	/s/ James C. Row
James C. Row President, Principal Executive Officer, Chief Compliance Officer, and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James C. Row	President, Principal Executive Officer and Trustee	March 8, 2022
James C. Row	(Principal Executive Officer and Chief Compliance Officer)

/s/ S. Ryan Reneau	Chief Financial Officer	March 8, 2022
S. Ryan Reneau	(Principal Financial Officer and Principal Accounting Officer)

/s/ William Taylor	Vice President and Trustee	March 8, 2022
William Taylor

/s/ Dara Albright	Trustee	March 8, 2022
Dara Albright

/s/ Timothy Reynders	Trustee	March 8, 2022
Timothy Reynders

/s/ Paige M. Glass	Trustee	March 8, 2022
Paige M. Glass

74